CERTAIN MATERIAL (INDICATED BY AN ASTERISK) HAS BEEN OMITTED FROM THIS DOCUMENT PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Exhibit 10.2

MASTER LICENSE AGREEMENT
Dated May 21, 2014
by and between
Ligand Pharmaceuticals Incorporated and Metabasis Therapeutics, Inc., on one hand,
and
Viking Therapeutics, Inc., on the other

MASTER LICENSE AGREEMENT
THIS MASTER LICENSE AGREEMENT (this “Agreement”) is dated as of May 21, 2014 (the “Effective Date”) by and between Metabasis Therapeutics, Inc., a Delaware corporation organized having its place of business at 11119 North Torrey Pines Road, Suite 200, La Jolla, CA 92037 (including its successors and permitted assigns, “Metabasis”) and Ligand Pharmaceuticals Incorporated, a Delaware corporation organized having its place of business at 11119 North Torrey Pines Road, Suite 200, La Jolla, CA 92037 (including its successors and permitted assigns, “Ligand” and, together with Metabasis, the “Ligand Party”) on one hand, and Viking Therapeutics, Inc., a Delaware corporation organized having its place of business at 11119 North Torrey Pines Road, Suite 50, La Jolla, CA 92037 (including its successors and permitted assigns “Viking”). Viking, on the one hand, and Metabasis and Ligand, together on the other hand, shall each be referred to herein as a “Party” or, collectively, as the “Parties.”
RECITALS:
WHEREAS, each Ligand Party is a pharmaceutical company which has engaged in the discovery and development of the Compounds (as hereinafter defined);
WHEREAS, Viking is engaged in the research, development, manufacturing and commercialization of pharmaceuticals products, and Viking is interested in developing and commercializing products containing or comprising the Compounds;
WHEREAS, Metabasis, Ligand and Viking have entered into the Option Agreement pursuant to which Viking has an Option to acquire rights to the FBPase program on the terms and conditions set forth in the Option Agreement; and
WHEREAS, Viking desires to license from Licensor and Licensor wishes to license to Viking, on an exclusive basis, the right to develop and commercialize products comprising the Compounds, subject to the terms and conditions of this Agreement.
NOW, THEREFORE, in consideration of the various promises and undertakings set forth herein, the Parties agree as follows:
ARTICLE I
DEFINITIONS
Unless otherwise specifically provided herein, the following terms shall have the following meanings:
1.1    “Adverse Event” means any serious untoward medical occurrence in a patient or subject who is administered a Licensed Product.
1.2    “Affiliate” means a Person or entity that controls, is controlled by or is under common control with a Party, but only for so long as such control exists. For the purposes of this Section 1.2, the word “control” (including, with correlative meaning, the terms “controlled by” or “under common control with”) means the actual power, either directly or indirectly through one or more intermediaries, to direct the management and policies of such Person or entity, whether by the ownership of at least 50% of the voting stock of such entity, or by contract or otherwise; provided, however, the use of “Affiliate” in this Agreement: (a) with respect to the Patents and Know-How licensed under Section 2.1(a) by Licensor shall exclude any Patents and Know-How of any Change of Control Affiliate; and notwithstanding anything in this Agreement or otherwise, in all cases, all Patents, Know-How, information and materials included within the rights licensed to Viking under Section 2.1(a) by Licensor prior to the time that such Change of Control occurs shall continue to be included in the licensed rights following such Change of Control; (b) with respect to Licensor’s obligations in Section 2.3 regarding technology transfer shall exclude any Know-How of a Change of Control Affiliate; (c) with respect to Licensor’s obligations in Section 2.5 regarding non-competition shall exclude any Change of Control Affiliate only if such Change of Control Affiliate is already engaged in substantial competitive development and commercialization activities as of the date of the definitive agreement governing such Change of Control and solely with respect to such pre-existing activities; and (d) for all other purposes, including with respect to all other obligations of Licensor under this Agreement, such Change of Control Affiliate shall be bound by the terms of this Agreement following such Change of Control.
1.3    “Calendar Quarter” means each three month period commencing January 1, April 1, July 1 or October 1, provided however that (i) the first Calendar Quarter of the Term shall extend from the Effective Date to the end of the first full Calendar Quarter thereafter, and (ii) the last Calendar Quarter of the Term shall end upon the termination of this Agreement.
1.4    “Calendar Year” means the period beginning on the 1st of January and ending on the 31st of December of the same year; provided however that (i) the first Calendar Year of the Term shall commence on the Effective Date and end on December 31 of the same calendar year as the Effective Date, and (ii) the last Calendar Year of the Term shall commence on January 1 of the Calendar Year in which this Agreement terminates or expires and end on the date of termination of this Agreement.
1.5    “Change of Control” means:
(a)    a transaction or series of related transactions that results in the sale, lease, license or other disposition of all or substantially all of a Party’s or other applicable entity’s assets; or
(b)    a merger or consolidation in which a Party or other applicable entity is not the surviving corporation or in which, if a Party is the surviving corporation, the shareholders of such Party or other applicable entity immediately before the consummation of such merger or consolidation do not, immediately after consummation of such merger or consolidation, possess a majority of the voting power of all of the Party’s or other applicable entity’s outstanding stock and other securities and the power to elect a majority of the members of the Party’s or other applicable entity’s board of directors (or similar governing body); or
(c)    a transaction or series of related transactions (which may include without limitation a tender offer for a Party’s or other applicable entity’s stock or the issuance, sale or exchange of stock of a Party or other applicable entity) if the shareholders of such Party or other applicable entity immediately before the initial such transaction do not, immediately after consummation of such transaction or any of such related transactions, own stock or other securities of the entity that possesses a majority of the voting power of all of the Party’s or other applicable entity’s outstanding stock and other securities and the power to elect a majority of the members of the Party’s or other applicable entity’s board of directors (or similar governing body).
Notwithstanding the foregoing, a Change of Control with respect to a Ligand Party shall not include any of the following: (i) a sale, lease, license, other disposition, merger or consolidation in one transaction or a series of related transactions of all or substantially all of a Ligand Party’s assets to an Affiliate of such Ligand Party; (ii) a reincorporation of a Ligand Party solely to change its jurisdiction; or (iii) a transaction undertaken for the primary purpose of creating a holding company that will be owned in substantially the same proportion by the persons who held the Ligand Party’s securities immediately before such transaction.
1.6    “Change of Control Affiliate” means a Third Party that controls Ligand due to a Change of Control of Ligand occurring after the Effective Date (with “control” having the meaning set forth in “Affiliate” above). For clarity, a Third Party that Ligand or Metabasis controls is not a Change of Control Affiliate.
1.7    “Clinical Trial” means a Phase 1 Trial, a Phase 2 Trial or a Phase 3 Trial.
1.8    “Combination Product” means a product containing a Licensed Product together with one or more other active ingredients, or with one or more products, devices, pieces of equipment or components.
1.9    “Commercialization” or “Commercialize” means any and all activities undertaken at any time for a particular Licensed Product and that relate to the manufacturing for commercial sale, marketing, promoting, distributing, importing or exporting for sale, offering for sale, and selling of a Licensed Product, and interacting with Regulatory Authorities regarding the foregoing.
1.10    “Commercially Reasonable Efforts” means, (a) with respect to the efforts to be expended by any Party with respect to any objective, such reasonable, diligent, and good faith efforts normally used to accomplish a similar objective under similar circumstances, and (b) with respect to any objective relating to Development or Commercialization of a particular Licensed Product by Viking, the application by Viking of efforts and resources, including reasonably necessary personnel, equivalent to the efforts that a similarly situated biotechnology company would typically devote to a product at a similar stage in its product life as such Licensed Product and having profit potential and strategic value comparable to that of such Licensed Product, taking into account, without limitation, commercial, legal and regulatory factors, target product profiles, product labeling, past product performance, the regulatory environment and competitive market conditions in the therapeutic area, safety and efficacy of such Licensed Product, the strength of its proprietary position and such other factors as Viking may reasonably consider, all based on conditions then prevailing. Commercially Reasonable Efforts will not mean that a Party commits that it will actually accomplish the applicable task.
1.11    “Competing Product” means any product an active pharmaceutical ingredient of which is any one or more of the Compounds listed on SCHEDULE 1. For clarity, a Competing Product shall be determined by reference to the Compounds set forth on SCHEDULE 1 as of the Effective Date; provided, that FBPase Compounds shall be determined by reference to FBPase Compounds set forth SCHEDULE 1 as updated as of the date of the payment of the Exercise Fee; provided further, if the Option expires prior to the payment of the Exercise Fee by Viking, no FBPase Compounds shall be deemed listed on SCHEDULE 1.
1.12    “Compound(s)” means (a) DGAT-1 Compounds, (b) EPOR Compounds, (c) SARM Compounds, (d) TR-Beta Compounds, and (e) FBPase Compounds; provided, that no FBPase Compounds shall be included in this definition if the Option expires prior to the payment of the Exercise Fee by Viking.
1.13    “Confidential Information” of a Party means information relating to the business, operations and products of a Party or any of its Affiliates, including but not limited to, any technical information, Know-How, trade secrets, or inventions (whether patentable or not), not known or generally available to the public, that such Party discloses to the other Party under this Agreement, or which otherwise becomes known to the other Party by virtue of this Agreement.
1.14    “Controlled” means, with respect to (a) Patent Rights, (b) Know-How or (c) biological, chemical or physical material, that a Party or one of its Affiliates owns or has a license or sublicense to such Patent Rights, Know-How or material (or in the case of material, has the right to physical possession of such material) and has the ability to grant a sublicense to such Patent Rights, Know-How or material as provided for in this Agreement without violating the terms of any agreement or other arrangement with any Third Party.
1.15    “Cover”, “Covering” or “Covered” means, with respect to a Licensed Product, that the manufacturing, importing, using, selling, or offering for sale of such Licensed Product would, but for a license granted under this Agreement to the relevant Patent Rights, infringe a Valid Claim of the relevant Patent Rights in the country in which the activity occurs.
1.16    “Development” or “Develop” means, with respect to a Licensed Product, the performance of all pre-clinical, clinical and other development (including, without limitation, toxicology, pharmacology, test method development and stability testing, process development, formulation development, quality control development, statistical analysis) and Clinical Trials.
1.17    “DGAT-1 Compounds” means Metabasis’ MB11210 compound, and any other compounds comprised by the DGAT-1 Patents, and any salts, hydrates, solvates, esters, metabolites, intermediates, stereoisomers, polymorphs, and derivatives of such compounds. The DGAT-1 Compounds include those compounds listed on SCHEDULE 1 hereto under the heading “DGAT-1 Compounds” (which is correct as of the Effective Date).
1.18    “DGAT-1 Patents” means all Patent Rights set forth on SCHEDULE 4 hereto under the heading “DGAT-1 Patents” (which is correct as of the Effective Date and which shall be updated as set forth in Section 2.6 to include any new Patent Right Controlled by Licensor during the Term which Covers any DGAT-1 Compounds or the DGAT-1 Program).
1.19    “DGAT-1 Program” means the research and development program particularly pertaining to the DGAT-1 Compounds which was heretofore conducted by Licensor and which is anticipated to be conducted after the Effective Date by Viking.
1.20    “EMA” means the European Medicines Agency or any successor agency.
1.1    “EPOR Compounds” means Ligand’s LG5640 compound, and any other compounds comprised by the EPOR Patents, and any salts, hydrates, solvates, esters, metabolites, intermediates, stereoisomers, polymorphs, and derivatives of such compounds. The EPOR Compounds include those compounds listed on SCHEDULE 1 hereto under the heading “EPOR Compounds” (which is correct as of the Effective Date).
1.2    “EPOR Patents” means all Patent Rights set forth on SCHEDULE 4 hereto under the heading “EPOR Patents” (which is correct as of the Effective Date and which shall be updated as set forth in Section 2.6 to include any new Patent Right Controlled by Licensor during the Term which Covers any EPOR Compounds or the EPOR Program).
1.3    “EPOR Program” means the research and development program particularly pertaining to the EPOR Compounds which was heretofore conducted by Licensor and which is anticipated to be conducted after the Effective Date by Viking.
1.4     “European Commission” means the authority within the European Union that has the legal authority to grant Regulatory Approvals in the European Union based on input received from the EMA or other competent Regulatory Authorities.
1.5    “Exercise Fee” means the option exercise fee payable by Viking to Metabasis pursuant to the Option Agreement and SCHEDULE 6 of this Agreement.
1.6    “FBPase Compounds” means Licensor’s proprietary fructose-1,6-bisphosphatase inhibitors known as CS-917 and MB07803, and any other compounds comprised by the FBPase Patents, and any salts, hydrates, solvates, esters, metabolites, intermediates, stereoisomers, polymorphs, and derivatives of such compounds. The FBPase Compounds include those compounds listed on SCHEDULE 1 hereto under the heading “FBPase Compounds” (which is correct as of the Effective Date but which shall be updated as of the date of the payment of the Exercise Fee).
1.7    “FBPase Patents” means all Patent Rights set forth on SCHEDULE 4 hereto under the heading “FBPase Patents” (which is correct as of the Effective Date but which shall be updated as of the date of the payment of the Exercise Fee and further updated as set forth in Section 2.6 to include any new Patent Right Controlled by Licensor during the Term which Covers any FBPase Compounds or the FBPase Program).
1.8    “FBPase Program” means the research and development program particularly pertaining to the FBPase Compounds conducted by Licensor prior to, and which is anticipated to be conducted by Viking after, the payment of the Exercise Fee.
1.9    “FDA” means the United States Food and Drug Administration, or a successor federal agency thereto.
1.10    “Field” means all therapeutic and diagnostic uses in humans or animals.
1.1    “Financing Transaction” means the earliest to occur of a Public Offering or a Private Financing, in either case in connection with which Viking becomes obligated to issue Viking Securities to Metabasis and Ligand pursuant to this Agreement.
1.2    “First Commercial Sale” means, with respect to a Licensed Product in any country, the first commercial transfer or disposition for value of such Licensed Product in such country to a Third Party by Viking, an Affiliate of Viking or a Sublicensee after Regulatory Approval therefor has been obtained in such country.
1.3    “GAAP” means United States generally accepted accounting principles.
1.4    “Governmental Body” means any: (a) nation, principality, state, commonwealth, province, territory, county, municipality, district or other jurisdiction of any nature; (b) federal, state, local, municipal, foreign or other government; (c) governmental or quasi-governmental authority of any nature (including any governmental division, subdivision, department, agency, bureau, branch, office, commission, council, board, instrumentality, officer, official, representative, organization, unit, body or entity and any court or other tribunal); (d) multi-national or supranational organization or body; or (e) individual, entity, or body exercising, or entitled to exercise, any executive, legislative, judicial, administrative, regulatory, police, military or taxing authority or power of any nature.
1.5    “IND” means an Investigational New Drug application submitted to the FDA, or equivalent application submitted to a Regulatory Authority in any regulatory jurisdiction outside the United States, seeking authorization to test a drug product in humans in order to generate data necessary for submission of an NDA.
1.6    “Indication” means a generally acknowledged disease or condition, a significant manifestation of a disease or condition, or symptoms associated with a disease or condition or a risk for a disease or condition. For the avoidance of doubt, all variants of a single disease or condition (whether classified by severity or otherwise) shall be treated as the same Indication.
1.7    “Initiation” means, with respect to a Clinical Trial for a Licensed Product, the enrollment of the first subject or patient in such Clinical Trial.
1.8    “IPO Price” means the offering price to the public, before deducting underwriting discounts and commissions, of the securities of Viking sold and issued in the Public Offering.
1.9    “Know-How” means any scientific or technical information, results and data of any type whatsoever, in any tangible or intangible form whatsoever, that is not in the public domain or otherwise publicly known, including, without limitation, discoveries, inventions, trade secrets, databases, practices, protocols, regulatory filings, methods, processes, techniques, software, works of authorship, plans, concepts, ideas, biological and other materials, reagents, specifications, formulations, formulae, data (including, but not limited to, pharmacological, biological, chemical, toxicological, clinical and analytical information, quality control, trial and stability data), case reports forms, data analyses, reports, studies and procedures, designs for experiments and tests and results of experimentation and testing (including results of research or development), summaries and information contained in submissions to and information from ethical committees, the FDA or other Regulatory Authorities, and manufacturing process and development information, results and data, whether or not patentable, all to the extent not claimed or disclosed in a patent or pending patent application. The fact that an item is known to the public shall not be taken to exclude the possibility that a compilation including the item, and/or a development relating to the item, is (and remains) not known to the public. “Know-How” includes any rights including copyright, moral, trade-secret, database or design rights protecting such Know-How. “Know-How” excludes Patent Rights.
1.10    “Knowledge” means the knowledge, information or belief that [***].
1.11    “Law” or “Laws” means all applicable laws, statutes, rules, regulations, ordinances and other pronouncements having the binding effect of law of any Governmental Body.
1.12     “Licensor” means Metabasis, Ligand and any of their Affiliates.
1.13    “Licensed Product” means any pharmaceutical product, in any dosage form, formulation, presentation or package configuration that is commercialized or undergoing research or pre-clinical or clinical development that contains or comprises, in part or in whole, one or any combination of the following: (i) a DGAT-1 Compound; (ii) an EPOR Compound; (iii) a SARM Compound; (iv) a TR-Beta Compound; and (v) an FBPase Compound; provided, that no FBPase Compounds shall be included in this definition if the Option expires prior to the payment of the Exercise Fee by Viking.
1.14    “Licensed Programs” means (i) the DGAT-1 Program, (ii) EPOR Program, (iii) SARM Program, (iv) TR-Beta Program, and (v) the FBPase Program; provided, that the FBPase Program shall not be included in this definition if the Option expires prior to the payment of the Exercise Fee by Viking.
1.15    “Licensor Know-How” means all Know-How that is Controlled by Licensor and that (a) pertains directly to or is necessary for one or more of the Licensed Programs or (b) is actually used in one or more of the Licensed Programs. The Licensor Know-How shall include, but not be limited to, all Know-How set forth on SCHEDULE 2 hereto (which is correct as of the Effective Date); provided, that no Know-How that pertains directly to, is necessary for or is actually used in the FBPase Program shall be included in this definition if the Option expires prior to the payment of the Exercise Fee by Viking. Promptly following payment of the Exercise Fee, Licensor shall update SCHEDULE 2 to include such additional Know-How that pertains directly to, is necessary for or is actually used in the FBPase Program.
1.16    “Licensor Materials” means all physical quantities of Compounds set forth on SCHEDULE 3 hereto (which is correct as of the Effective Date); provided, that no physical quantities of FBPase Compounds shall be included in this definition if the Option expires prior to the payment of the Exercise Fee by Viking. Promptly following payment of the Exercise Fee, Licensor shall update SCHEDULE 3 to include all physical quantities of FBPase Compounds.
1.17    “Licensor Patents” means (i) the DGAT-1 Patents, (ii) EPOR Patents, (iii) SARM Patents, (iv) TR-Beta Patents, and (v) the FBPase Patents; provided, that no FBPase Patents shall be included in this definition if the Option expires prior to the payment of the Exercise Fee by Viking.
1.18    “Licensor Technology” means the Licensor Patents, the Licensor Know-How and the Licensor Materials.
1.19    “Loan and Security Agreement” means that certain Loan and Security Agreement dated the Effective Date, in the form attached hereto as SCHEDULE 1.49, and as amended, restated, supplemented or otherwise modified from time to time pursuant to its terms.
1.20    “Major Market” means any of the [***].
1.21    “NDA” means a New Drug Application submitted pursuant to the requirements of the FDA, as more fully defined in 21 U.S. CFR § 314.3 et seq., a Biologics License Application submitted pursuant to the requirements of the FDA, as more fully defined in 21 U.S. CFR § 601, and any equivalent application submitted in any country, including a European Marketing Authorization Application, together, in each case, with all additions, deletions or supplements thereto.
1.22    “NDA Approval” means the receipt of notice from the relevant Regulatory Authority that an NDA for a Licensed Product has met all the criteria for marketing approval.
1.23    “Net Sales” means the [***] to unrelated Third Parties for a Licensed Product, on a Licensed Product-by-Licensed Product basis, less:
[***]
Notwithstanding the foregoing, [***] for sales of such Licensed Product among [***] for resale shall not be included in the computation of Net Sales.
In the event that a Licensed Product is Commercialized as part of a Combination Product for a single price, the Net Sales for such Licensed Product shall be calculated by [***] the sales price of such Combination Product [***] in the Combination Product.
1.24    “Option” means the exclusive right and option granted to Viking by Metabasis pursuant to the Option Agreement.
1.25    “Option Agreement” means that certain Option Agreement, dated September 27, 2012, by and among Metabasis, Ligand and Viking, as amended by Amendment No. 1 to Option Agreement, by and among Metabasis, Ligand and Viking dated as of the Effective Date (as may be further amended or restated from time to time pursuant to its terms).
1.26     “Patent Right” means: (a) an issued or granted patent, a pending patent application and any patents that may be issued or granted therefrom and any extension, supplemental protection certificate, registration, confirmation, reissue, reexamination, extension, renewal, continuation, divisional, continuation-in-part, substitute or provisional application of any of the foregoing; and (b) all counterparts or foreign equivalents of any of the foregoing issued by or filed in any country or other jurisdiction.
1.27    “Person” means any natural person, corporation, firm, business trust, joint venture, association, organization, company, partnership or other business entity, or any government or agency or political subdivision thereof.
1.28    “Phase 1 Trial” means, as to a specific Licensed Product, a clinical study in humans of the safety of such Licensed Product, which is prospectively designed to generate sufficient data (if successful) to commence a Phase 2 Trial (or foreign equivalent) of such product, as further defined in Federal Regulation 21 C.F.R. 312.21(a), as amended from time to time, or the corresponding regulation in jurisdictions other than the United States.
1.29    “Phase 2 Trial” means, as to a specific Licensed Product, a clinical study, conducted anywhere in the world in diseased humans, of the feasibility, safety, dose ranging and efficacy of such Licensed Product, that is prospectively designed to generate sufficient data (if successful) to commence a Phase 3 Trial (or foreign equivalent) of such product, as further defined in 21 C.F.R. 312.21(b), as amended from time to time, or the corresponding regulation in jurisdictions other than the United States. For the avoidance of doubt, a Phase 2 Trial requires enrollment of patients with the applicable disease or condition and is aimed to provide a measure of efficacy in addition to short-term tolerability.
1.30    “Phase 3 Trial” means, as to a specific Licensed Product, a clinical study in humans performed to gain evidence of the efficacy of such Licensed Product in a target population, and to obtain expanded evidence of safety for such product that is needed to evaluate the overall benefit-risk relationship of such product and provide an adequate basis for physician labeling, as described in 21 C.F.R. 312.21(c), as amended from time to time, or the corresponding regulation in jurisdictions other than the United States. For the purposes of the milestone payments in SCHEDULE 7, a “Phase 3 Trial” shall be a clinical trial which is submitted by Viking or a Sublicensee to the Regulatory Authority as a Phase 3 Trial or as a pivotal Phase 2clinical trial.
1.31    “Private Financing Price” means the lowest price per share at which Viking sells and issues Viking Securities to an investor, excluding Ligand and Metabasis, in the Private Financing.
1.32    “Regulatory Authority” means (a) the FDA, (b) the EMA or the European Commission, or (c) any regulatory body with similar regulatory authority over pharmaceutical or biotechnology products in any other jurisdiction anywhere in the world.
1.33    “Regulatory Approval” means any and all approvals, licenses, registrations, or authorizations of the relevant Regulatory Authority, necessary for the Commercialization of a Licensed Product in a particular country or jurisdiction (but not including any pricing or reimbursement approvals that are commercially necessary prior to commercial sale of such Licensed Product in such country or jurisdiction).
1.34    “Royalty Term” means, on a Licensed Product-by-Licensed Product and country-by-country basis, the period from the First Commercial Sale of a given Licensed Product in such country until the later of the last date on which such Licensed Product is Covered by a Valid Claim within the Licensor Patents in such country or the [***] anniversary of the First Commercial Sale of such Licensed Product in such country. In a country where a Valid Claim of a Licensor Patent Covering the Licensed Product does not exist, the Royalty Term means, on a Licensed Product-by-Licensed Product and country-by-country basis, the period from the First Commercial Sale of such Licensed Product in such country until the later of [***] or the [***] anniversary of such First Commercial Sale of such Licensed Product in such country.
1.35    “SARM Compounds” means Ligand’s LGD-4033 compound, and any other compounds comprised by the SARM Patents, and any salts, hydrates, solvates, esters, metabolites, intermediates, stereoisomers, polymorphs, and derivatives of such compounds. The SARM Compounds include those compounds listed on SCHEDULE 1 hereto under the heading “SARM Compounds” (which is correct as of the Effective Date).
1.36    “SARM Patents” means all Patent Rights set forth on SCHEDULE 4 hereto under the heading “SARM Patents” (which is correct as of the Effective Date and which shall be updated as set forth in Section 2.6 to include any new Patent Right Controlled by Licensor during the Term which Covers any SARM Compounds or the SARM Program).
1.37    “SARM Program” means the research and development program particularly pertaining to the SARM Compounds which was heretofore conducted by Licensor and which is anticipated to be conducted after the Effective Date by Viking.
1.38     “Sublicensee” means a Person other than an Affiliate of Viking to which Viking (or its Affiliate) has, pursuant to Section 2.2, granted sublicense rights under any of the license rights granted under Section 2.1. “Sublicense” shall be construed accordingly.
1.39    “Tax” or “Taxes” means any federal, state, local or foreign income, gross receipts, license, payroll, employment, excise, severance, stamp, occupation, premium, windfall profits, environmental, customs duties, capital stock, franchise, profits, withholding, social security, unemployment, disability, real property, personal property, sales, use, transfer, registration, value added, alternative or add-on minimum, estimated, or other tax of any kind whatsoever, including any interest, penalty, or addition thereto, whether disputed or not.
1.40    “Territory” means worldwide.
1.41    “Third Party” means any Person other than Licensor, Viking or its Affiliates, or any Sublicensees.
1.42    “Third Party Action” means any claim or action made by a Third Party against either Party that claims that a Licensed Product, or its use, Development, manufacture or sale infringes such Third Party’s intellectual property rights.
1.43    “TR-Beta Compounds” means Metabasis’ MB07811 and MB10866 compounds, and any other compounds comprised by the TR-Beta Patents, and any salts, hydrates, solvates, esters, metabolites, intermediates, stereoisomers, polymorphs, and derivatives of such compounds. The TR-Beta Compounds include those compounds listed on SCHEDULE 1 hereto under the heading “TR-Beta Compounds” (which is correct as of the Effective Date).
1.44    “TR-Beta Patents” means all Patent Rights set forth on SCHEDULE 4 hereto under the heading “TR-Beta Patents” (which is correct as of the Effective Date and which shall be updated as set forth in Section 2.6 to include any new Patent Right Controlled by Licensor during the Term which Covers any TR-Beta Compounds or the TR-Beta Program).
1.45    “TR-Beta Program” means the research and development program particularly pertaining to the TR-Beta Compounds which was heretofore conducted by Licensor and which is anticipated to be conducted after the Effective Date by Viking.
1.46    “United States” or “US” means the United States of America and its territories and possessions.
1.47    “Valid Claim” means (a) a claim of an issued patent which has not expired or lapsed, which claim (or patent as a whole) has not been held or declared revoked, unenforceable or invalid by a decision of a court or other governmental agency of competent jurisdiction and which claim (or patent as a whole) is not admitted to be invalid or unenforceable through reissue, disclaimer or otherwise, or (b) a claim of a pending patent application that has not been abandoned, finally rejected or expired without the possibility of appeal or refiling [***].
1.48    The definition of each of the following terms is set forth in the section of the Agreement indicated below:
“Action” has the meaning set forth in Section 6.5 (b).
“Claim” has the meaning set forth in Section 9.1.
“Controlling Party” has the meaning set forth in Section 6.6(c).
“Development Plan” has the meaning set forth in Section 3.1.
“Disclosure” has the meaning set forth in Section 11.21.
“Financial Information” has the meaning set forth in Section 11.21.
“Indemnified Party” has the meaning set forth in Section 9.4.
“Indemnifying Party” has the meaning set forth in Section 9.4.
“Licensor Indemnitees” has the meaning set forth in Section 9.1.
“Lock-Up Period” has the meaning set forth in Section 5.1(e).
“Private Financing” has the meaning set forth in Section 5.1(b).
“Public Offering” has the meaning set forth in Section 5.1(b).
“Qualified Financing” has the meaning set forth in Section 10.2(a).
“Securities Act” has the meaning set forth in Section 5.1(b).
“Term” has the meaning set forth in Section 10.1.
“Viking Equity” has the meaning set forth in Section 5.1(b).
“Viking Indemnitees” has the meaning set forth in Section 9.2.
“Viking Securities” has the meaning set forth in Section 5.1(b).
ARTICLE II
LICENSES AND OTHER RIGHTS
2.1    Grant of License to Viking.
(a)    Subject to the terms and conditions of this Agreement, Licensor hereby grants to Viking and its Affiliates an exclusive (even as to Licensor), perpetual, irrevocable (both of the immediately foregoing, subject to Section 10 below), worldwide, royalty-bearing right and license (with the right to sublicense, and to further sublicense, subject to the provisions of Section 2.2 and the right to have any rights granted exercised by a third party contractor for the benefit and account of Viking) under the Licensor Technology to research, Develop, manufacture, have manufactured, use and Commercialize the Licensed Products in and for the Field.
(b)    Unless and until Viking duly and timely pays the Exercise Fee, Viking, on behalf of itself and its Affiliates, hereby covenants not to exercise the license granted in Section 2.1(a) with respect to the Licensor Technology to research, Develop, manufacture, have manufactured, use or Commercialize any Licensed Product that contains or comprises, in part or in whole, an FBPase Compound (the “FBPase Licensor Technology”). If the Option expires prior to the payment of the Exercise Fee by Viking, the license granted in Section 2.1(a) shall immediately terminate with respect to all FBPase Licensor Technology and neither Viking nor any Affiliate shall have any rights hereunder to such FBPase Licensor Technology or to research, Develop, manufacture, have manufactured, use or Commercialize any Licensed Product that contains or comprises, in part or in whole, an FBPase Compound.
(c)    To the maximum extent permitted by contract or otherwise, each Change of Control Affiliate which becomes a Change of Control Affiliate as a result of a Change of Control of Ligand occurring after the Effective Date but prior to the [***] hereby covenants not to make or bring directly or indirectly (or assist, enable or in any way facilitate any other person or entity in making or bringing) any threat, claim, allegation, assertion, complaint, filing, lawsuit, investigation, administrative proceeding or other legal, governmental or other proceeding or action alleging infringement of, misappropriation of or improper use or exercise of Patent Rights, Know-How or other rights or materials directly or indirectly Controlled by such Change of Control Affiliate against Viking, any of its Affiliates, any of its Sublicensees or such Sublicensees’ Affiliates and any of any of the foregoing’s respective distributors, resellers, customers, end users, manufacturers, vendors, suppliers, contractors, agents or similar parties in connection with the Licensor Materials, Licensed Products or Licensed Programs, the research, Development, manufacture, use or Commercialization of Licensor Materials, Licensed Products and Licensed Programs or the exercise of any rights granted or performance of any obligations under this Agreement.
2.2    Grant of Sublicenses by Viking. Except as set forth in Section 2.2(a) below, Viking shall have the right, subject to providing notice to Ligand, to grant Sublicenses, in whole or in part, under the license granted in Section 2.1 to Licensed Products containing or comprising, in part or in whole, a DGAT-1 Compound, an EPOR Compound, a TR-Beta Compound or, following payment of the Exercise Fee, an FBPase Compound. For clarity, no Sublicenses under the license granted in Section 2.1 to Licensed Products containing or comprising, in part or in whole, an FBPase Compound may be granted by Viking until payment of the Exercise Fee.
(a)    With respect to the license granted in Section 2.1 to Licensed Products containing or comprising, in part or in whole, a SARM Compound, the prior written consent of Ligand shall be required to grant a Sublicense thereunder, such consent not to be unreasonably withheld, delayed or conditioned, provided that Ligand’s prior written consent shall not be required if such Sublicense (i) is granted on or after [***], (iii) is a sublicense of Viking’s right to Develop or for the purposes of Development, or (iv) is a sublicense of Viking’s right to Commercialize or for the purposes of Commercialization where, in each case, the Sublicensee is not entitled to book sales of the applicable Product.
(b)    Viking shall include within every Sublicense express provisions (i) binding the Sublicensee to all of the duties, obligations, restrictions and acknowledgements hereunder of Viking which are applicable, except that the Sublicensees need not pay Royalties or make milestone payments directly to the applicable Ligand Party or provide royalty reports directly to Ligand, and (ii) stating that the Sublicense shall automatically terminate upon the termination of this Agreement. Moreover, such provisions shall (as between Licensor and the Sublicensee) be deemed to be included in all Sublicenses whether or not such provisions are expressly included therein. Viking shall ensure that all of its Sublicensees shall comply with the terms and conditions of this Agreement (as applicable to them) and Viking shall be and remain fully responsible for the compliance by such Sublicensees with the terms and conditions of this Agreement (as applicable to them) as if such Sublicensees were Viking hereunder. The granting by Viking of a Sublicense shall not relieve Viking of any of its obligations hereunder. Except for Sublicenses as expressly allowed herein, Viking acknowledges that it has no right to, and agrees not to purport to, grant to anyone a sublicense under the Licensor Technology.
2.3    Technology Transfer.
(a)    As soon as reasonably practicable after the Effective Date, but in no event later than [***], Licensor will communicate and transfer to Viking, at [***] cost and expense, all Licensor Know-How Controlled by Licensor as of the Effective Date and Licensor Materials available to Licensor as of the Effective Date. Viking shall confirm in writing having received such Licensor Know-How and Licensor Materials delivered by Licensor.
(b)    As soon as reasonably practicable after payment of the Exercise Fee by Viking, but in no event later than [***], Licensor will communicate and transfer to Viking, at [***] cost and expense, all Licensor Know-How related to the FBPase Program Controlled by Licensor as of such date and Licensor Materials related to the FBPase Program available to Licensor as of such date. Viking shall confirm in writing having received such Licensor Know-How and Licensor Materials delivered by Licensor.
(a)    As soon as reasonably practicable after any updates to the Licensor Know-How or the Licensor Materials are created or developed after the Effective Date, but not more frequently than [***], Licensor will communicate and transfer to Viking, at [***] cost and expense, all such Licensor Know-How Controlled by Licensor and Licensor Materials available to Licensor.
2.4    Procedures for Technology Transfer. The technology transfers set forth in Section 2.3 shall occur in an orderly fashion and in a manner such that the value, usefulness and confidentiality of the transferred Licensor Know-How and Licensor Materials are preserved in all material respects.
2.5    Viking Exclusivity.
(a)    Licensor, following the issuance of Viking Securities pursuant to Section 5.1(b) and thereafter during the Royalty Term, shall not directly or indirectly (i) develop, manufacture, have manufactured, use, sell, offer for sale, import or export a Competing Product the active pharmaceutical ingredient of which is any one or more of the DGAT-1 Compounds, EPOR Compounds, SARM Compounds or TR-Beta Compounds listed on SCHEDULE 1, (ii) seek to develop, manufacture, have manufactured, use, sell, offer for sale, import or export any such Competing Product, or (iii) assist, in any respect, any Third Party in developing, manufacturing, having manufactured, using, selling, offering for sale, importing or exporting any such Competing Product.
(b)    Licensor, following payment of the Exercise Fee by Viking and thereafter during the Royalty Term, shall not directly or indirectly (i) develop, manufacture, have manufactured, use, sell, offer for sale, import or export a Competing Product the active pharmaceutical ingredient of which is any one or more of the FBPase Compounds listed on SCHEDULE 1, (ii) seek to develop, manufacture, have manufactured, use, sell, offer for sale, import or export any such Competing Product, or (iii) assist, in any respect, any Third Party in developing, manufacturing, having manufactured, using, selling, offering for sale, importing or exporting any such Competing Product.
(c)    The aforementioned restrictions shall remain in effect in the event of Change of Control of Licensor with respect to Licensor and all Affiliates and shall also apply to any successor or assignee (other than to any substantial competitive development and commercialization activities of a successor/assignee which is a Change of Control Affiliate and which activities were already in existence as of the date of the definitive agreement governing such Change of Control and solely with respect to such pre-existing activities). Notwithstanding the restrictions on Licensor’s activities set forth in this Section 2.5, Viking acknowledges and agrees that Metabasis (or a Third Party collaborator of Metabasis) may develop, manufacture, have manufactured, use, sell, offer for sale, import or export any product the active pharmaceutical ingredient of which is [***] (or any salts, hydrates, solvates, esters, metabolites, intermediates, stereoisomers, polymorphs, and derivatives of such compound), including without limitation, [***]. For clarity, any such product shall not be a “Competing Product” as defined in this Agreement.
2.6    Updating of SCHEDULE 4. From time to time, but not more than [***], Viking may request and Licensor shall update SCHEDULE 4 to include any Patent Right Controlled by Licensor which Covers any Compound or the Licensed Programs not already included in SCHEDULE 4. Any such request shall be in writing.
2.7    No Other Rights or Licenses Granted. Nothing in this Agreement grants to Viking any right or license under any intellectual property or license of Licensor except as set forth in this Agreement.
ARTICLE III
DEVELOPMENT, MANUFACTURE AND COMMERCIALIZATION OF LICENSED PRODUCTS
3.1    Development of Licensed Products by Viking. Viking shall have the exclusive right, and sole responsibility and decision-making authority, to research and Develop any Licensed Products and to conduct (either itself or through its Affiliates, agents, subcontractors and/or Sublicensees) all clinical trials and non-clinical studies Viking believes appropriate to obtain Regulatory Approval for the Licensed Products in any Indication. The Development of each Licensed Product shall be governed by a Viking development plan that accurately describes the proposed overall program of Development (each, a “Development Plan”), which Development Plan shall be updated by Viking at least [***] annually before the First Commercial Sale of the applicable Licensed Product. Viking shall provide Ligand a copy of the initial Development Plans within [***] and shall provide a copy of all updates thereto within [***]. Viking shall have the sole right and responsibility for preparing the Development Plan for each Licensed Product, and shall in all events have the sole decision-making authority regarding each Development Plan and the Development of the Licensed Product, including the determination of the [***]. Viking shall, at least [***] each [***], provide to Ligand a written update report regarding the progress of the Licensed Programs which are in Development.
3.2    Commercialization. Viking shall have the sole decision-making authority and responsibility and the exclusive right, to Commercialize any Licensed Products itself or through one or more Sublicensees or other Third Parties selected by Viking and shall have the sole decision-making authority and responsibility in all matters relating to the Commercialization of the Licensed Products. On a Licensed Program-by-Licensed program basis, Viking shall, at least [***] each [***] for a related Licensed Product, provide to Ligand an update report regarding the progress of the Licensed Programs.
3.3    Clinical and Commercial Manufacturing. Viking shall have the exclusive right to manufacture or have manufactured any Licensed Product itself or through one or more Sublicensees selected by Viking.
3.4    Diligence by Viking. Subject to Licensor’s fulfillment of its obligations under this Agreement, Viking shall use Commercially Reasonable Efforts to (a) Develop [***] from each Licensed Program, (b) Commercialize [***] from each Licensed Program in at least the [***], (c) on a country-by-country basis, perform the First Commercial Sale no later than [***] following the date of Regulatory Approval for the first Licensed Product from a Licensed Program in a Major Market, and (d) engage in Substantial Development Activities as set forth on SCHEDULE 5.
3.1    Right to Subcontract of Viking. Viking may exercise any of the rights or obligations that Viking may have under this Agreement (including, without limitation, any of the rights licensed in Section 2.1 hereof) by Sublicensing, but any Sublicense granted or entered into by Viking as contemplated by this Section 3.5 or any Sublicensee’s exercise or performance of all or any portion of the rights or obligations that Viking may have under this Agreement shall not relieve Viking from any of its obligations under this Agreement.
3.2    Compliance with Law. Viking agrees that the conduct of the Licensed Programs, the use of the Licensor Technology, and all Development, manufacture and Commercialization of the Licensed Products by it and its Affiliates and Sublicensees shall comply in all material respects with all applicable international, federal, state and local laws, rules and regulations, including, but not limited to, environmental, occupational safety/health, privacy, safety and import/export restrictions, laws, rules and regulations.
3.3    Costs and Expenses. Except as otherwise provided herein or agreed between the Parties, as between Licensor and Viking, Viking shall be solely responsible for all costs and expenses related to Development, manufacture and Commercialization of the Licensed Products, including without limitation costs and expenses associated with all pre-clinical activities and clinical trials, and all regulatory filings and proceedings relating to the Licensed Products.
3.4    Patent Marking. Viking agrees that with respect to each unit or package of Licensed Products sold in a given country, Viking and its Affiliates shall comply with the customary patent marking laws and practices of such country as to the applicable Licensor Patents.
3.5    Trademarks. As between Licensor and Viking, Viking shall have the sole authority to select trademarks for the Licensed Products and shall own all such trademarks. Licensor does not grant Viking the right to use any trademarks of Licensor.
ARTICLE IV
REGULATORY MATTERS
4.1    Regulatory Filings. As between Licensor and Viking, Viking shall own and maintain all regulatory filings made after the Effective Date and all Regulatory Approvals for the Licensed Products.
4.2    Communications with Authorities. Viking (or one of its Affiliates or Sublicensees) shall be responsible for and act as the sole point of contact for communications with Regulatory Authorities in connection with the Development, Commercialization, and manufacturing of Licensed Products. At the request of Viking, Licensor shall make available to Viking, [***], a qualified representative who shall, together with the representatives of Viking, participate in and contribute to meetings with the Regulatory Authorities with respect to regulatory matters relating solely to the Licensor Technology.
4.3    Adverse Event Reporting. Each Party agrees to comply with any and all Laws that are applicable to it as of the Effective Date and thereafter during the Term in connection with Licensed Product safety data collection and reporting (and, if applicable, recalls). Viking shall report to Ligand any Adverse Event immediately pursuant to Section 11.8.
ARTICLE V
FINANCIAL PROVISIONS
5.1    Loan and Security Agreement and Issuance of Viking Securities.
(a)    As partial consideration for Licensor’s grant of the rights and licenses to Viking hereunder, Viking has entered into the Loan and Security Agreement, pursuant to which Ligand will extend loans to Viking.
(b)    As partial consideration for Licensor’s grant of the rights and licenses to Viking hereunder, upon the consummation by Viking of a firmly underwritten public offering pursuant to the Securities Act of 1933, as amended (the “Securities Act”), on Form S-1 (as defined in the Securities Act) or any successor form (the “Public Offering”), Viking shall issue to Metabasis and Ligand as set forth on SCHEDULE 6 that number of shares of the same class and type of securities issued and sold by Viking in the Public Offering (“Viking Equity”). such Viking Equity to be issued at the closing of the Public Offering and at the price at which such Viking Equity is sold to the public, as set forth in SCHEDULE 6; provided that, in the event Viking desires to consummate a private financing of its equity securities prior to consummating a Public Offering (the “Private Financing”), then Ligand, on behalf of itself and Metabasis, shall have the option of converting all, but not less than all, of the amounts listed on SCHEDULE 6 into shares of the same class and type of securities issued and sold by Viking in such Private Financing at the closing of such Private Financing and at the price at which the securities are sold to Third Party investors in such Private Financing, in lieu of receiving any Viking Equity. For clarity, if Ligand does not elect to convert the amounts listed on SCHEDULE 6 in a Private Financing, the obligation of Viking to issue Viking Equity under this Section 5.1 to Ligand and Metabasis shall remain in full force and effect, and if Viking thereafter desires to consummate a subsequent Private Financing, Ligand and Metabasis shall have the option set forth above with respect to such subsequent Private Financing. This Agreement and the licenses contemplated under this Agreement shall become effective as of the Effective Date notwithstanding that the Viking securities (including the Viking Equity) (collectively, “Viking Securities”) are not issued or issuable until the closing of a Public Offering or Private Financing, as applicable.
(c)    Concurrently with the execution of this Agreement, Viking, Ligand and Metabasis are entering into a Registration Rights Agreement, dated as of even date herewith, providing for the registration of the resale of the Viking Securities issuable hereunder.
(a)    Immediately following the closing of the Public Offering or Private Financing, as applicable, Viking shall deliver to Ligand and Metabasis a certificate or certificates representing the Viking Securities issued to each of them hereunder. All certificates for the Viking Securities issued hereunder shall bear the following legends:
THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. THE SHARES MAY NOT BE SOLD, TRANSFERRED OR PLEDGED IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION THEREFROM UNDER SAID ACT OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED OR UNLESS SOLD PURSUANT TO RULE 144 OF SUCH ACT.
(b)    Licensor hereby agrees (on behalf of itself and its Affiliates) that it shall not, to the extent requested by Viking or an underwriter of securities of Viking, sell or otherwise transfer or dispose of the Viking Securities or other securities of Viking then or thereafter owned by Licensor for up to 180 days following the date of the final prospectus filed with the Securities and Exchange Commission relating to an effective registration statement of Viking filed under the Securities Act (the “Lock-Up Period”). For purposes of this Section 5.1(e), the term “Viking” shall include any wholly-owned subsidiary of Viking into which Viking merges or consolidates. In order to enforce the foregoing covenant, Viking shall have the right to place the restrictive legend below on the certificates representing Viking Securities subject to this Section 5.1(e) and to impose stop-transfer instructions with respect to the Viking Securities and such other Viking securities held by Licensor (and the shares or securities of every other Person subject to the foregoing restriction) until the end of such Lock-Up Period. Licensor further agrees to enter into (and to cause each Affiliate thereof that holds Viking Securities to enter into) any agreement reasonably required by any underwriter to implement the foregoing provisions within any reasonable timeframe so requested, including prior to the issuance of any Viking Securities to Licensor.
THE SECURITIES REPRESENTED HEREBY ARE SUBJECT TO A LOCK-UP RESTRICTION AS SET FORTH IN A CERTAIN AGREEMENT BETWEEN THE ISSUER AND THE ORIGINAL HOLDER OF THESE SECURITIES, A COPY OF WHICH MAY BE OBTAINED AT THE PRINCIPAL OFFICE OF THE ISSUER. AS A RESULT OF SUCH AGREEMENT, THESE SECURITIES MAY NOT BE TRADED PRIOR TO 180 DAYS AFTER THE EFFECTIVE DATE OF THE INITIAL PUBLIC OFFERING OF THE COMMON STOCK OF THE ISSUER HEREOF. SUCH RESTRICTION IS BINDING ON TRANSFEREES OF THESE SECURITIES.
5.2    Development and Commercial Milestone Payments. As partial consideration for Licensor’s grant of the rights and licenses to Viking hereunder, Viking shall pay, or cause to be paid, to Metabasis and/or Ligand the one-time, non-refundable milestone payments as set forth on SCHEDULE 7.
5.3    Royalty Payments for Licensed Products.
(a)    As further consideration for Licensor’s grant of the rights and licenses to Viking hereunder, Viking shall, during each applicable Royalty Term, pay to Metabasis and/or Ligand a royalty on aggregate annual worldwide Net Sales of Licensed Products by Viking and its Affiliates and Sublicensees, as and at the percentage rates set forth on SCHEDULE 7.
(b)    The Parties have agreed to the royalty and other payments structure set forth in this Agreement as a convenient and fair mechanism to compensate Licensor for its obligations under this Agreement.
(c)    For purposes of determining [***], only Net Sales that are subject to a royalty payment shall be included in the total amount of Net Sales and any Net Sales that are not subject to a royalty payment shall be excluded. In addition, in no event shall the manufacture of a Licensed Product give rise to a royalty obligation until the particular unit of Licensed Product is sold; but if Net Sales of a particular unit of Licensed Product might or might not be subject to a royalty payment (e.g., manufactured in Country A where the Royalty Term has expired but sold in Country B where the Royalty Term has not expired, or vice versa), the sale shall be deemed to be subject to a royalty payment. For clarity, Viking’s obligation to pay royalties to Metabasis and/or Ligand under this Article V is imposed only once with respect to the same unit of Licensed Product regardless of the number of Licensor Patents pertaining thereto.
(d)    Royalties payable under Section 5.3(a) shall be payable on actual Net Sales and shall accrue at the time provided therefor by GAAP. Royalty obligations that have accrued during a particular [***] shall be paid, on a [***] basis, within [***] days after the end of each [***] during which the royalty obligation accrued; provided that within [***] days after the conclusion of each [***] Viking shall provide notice to Ligand of any adjustments necessary to account for any royalties which were overpaid or underpaid for such prior [***], and the Parties shall promptly true-up based on such adjustments.
5.4    Mode of Payment and Currency. All payments hereunder shall be made by deposit of US Dollars in the requisite amount to such bank account(s) as Ligand may from time to time designate by advance written notice to Viking. With respect to sales not denominated in US Dollars, Viking shall convert the Net Sales from the applicable foreign currency into US Dollars at the exchange rate reported in The Wall Street Journal, Eastern U.S. Edition, for the last trading day of the applicable [***]. Based on the resulting sales in US Dollars, the then applicable royalties shall be calculated.
5.5    Royalty Reports and Records Retention. Within [***] days after the end of each [***] during which the Licensed Products have been sold, Viking shall deliver to Metabasis and/or Ligand, together with the applicable royalty payment due, a written report, on a Licensed Product-by-Licensed Product and a country-by-country basis, of (i) gross invoiced (or otherwise charged) amounts of sales, by Viking and its Affiliates and Sublicensees, of Licensed Product subject to royalty payments for such [***], (ii) amounts deducted by category (following the definition of Net Sales) from such gross invoiced amounts to calculate Net Sales, (iii) Net Sales subject to royalty payments for such [***] and (iv) the corresponding royalty. Such report shall be deemed “Confidential Information” of Viking subject to the obligations of Article VII of this Agreement. For [***] after each sale of a Licensed Product, Viking shall keep (and shall ensure that its Affiliates and Sublicensees shall keep) complete and accurate records of such sale in sufficient detail to confirm the accuracy of the royalty calculations hereunder.
5.6    Late Payments. All payments under this Agreement shall earn interest from the date due until paid at a per annum rate equal to [***], calculated on the number of days such payments are paid after the date such payments are due
5.7    Audits.
(a)    During the Royalty Term and for [***] thereafter, upon the written request of Ligand, and not more than [***] in each [***], Viking shall permit, and shall cause its Affiliates to permit and use commercially reasonable effort to cause its Sublicensees to permit, an independent certified public accounting firm of nationally recognized standing selected by Ligand (who has not been engaged by Ligand or any of its Affiliates to provide services in any other capacity at any time during the [***]), and reasonably acceptable to Viking or such Affiliate or Sublicensee, to have access to and to review, during normal business hours upon reasonable prior written notice, the applicable records of Viking and its Affiliates or Sublicensees to verify the accuracy of the royalty reports and payments under this Article V. Such review may cover: (i) the records for sales made in any [***] before the date of such request, and (ii) only those periods that have not been subject to a prior audit.
(b)    If such accounting firm concludes that additional royalties were owed during such period, Viking shall pay the additional royalties within [***] days after the date such public accounting firm delivers to Viking such accounting firm’s written report. If such accounting firm concludes that an overpayment was made, such overpayment shall be fully creditable against amounts payable in subsequent payment periods or at Viking’s request, shall be reimbursed to Viking within [***] days after the date such public accounting firm delivers such report to Viking. If Viking disagrees with such calculation, Viking shall [***] to recover the additional payment or to increase the amount of credit or reimbursement. [***] shall pay for the cost of any audit by [***], unless [***], in which case [***] shall pay for the reasonable costs of audit.
(c)    Each Party shall treat all information that it receives under this Section 5.7 in accordance with the confidentiality provisions of Article VII of this Agreement, and shall cause its accounting firm to enter into an acceptable confidentiality agreement with the other Party obligating such firm to retain all such financial information in confidence pursuant to such confidentiality agreement, except to the extent necessary for such Party to enforce its rights under the Agreement.
5.8    Taxes. All amounts due hereunder exclude all applicable withholding, sales, use, and other taxes and duties, and Viking shall be responsible for payment of all such taxes (other than taxes based on Licensor’s income) and duties and any related penalties and interest, arising from the payment of amounts due under this Agreement. The Parties agree to cooperate with one another and use commercially reasonable efforts to avoid or reduce tax withholding or similar obligations in respect of royalties, milestone payments, and other payments made by Viking under this Agreement. To the extent Viking is required to withhold taxes on any payment under this Agreement, Viking shall pay the amounts of such taxes to the proper governmental authority in a timely manner and promptly transmit to Ligand official receipts issued by the appropriate taxing authority and/or an official tax certificate, or such other evidence as Ligand may reasonably request, to establish that such taxes have been paid. Ligand shall provide Viking any tax forms that may be reasonably necessary in order for Viking to not withhold tax or to withhold tax at a reduced rate under an applicable bilateral income tax treaty. Ligand shall use commercially reasonable efforts to provide any such tax forms to Viking at least [***] days before the due date for any payment for which Ligand desires that Viking apply a reduced withholding rate. Each Party shall provide the other with reasonable assistance to enable the recovery, as permitted by applicable law, of withholding taxes, value added taxes, or similar obligations resulting from payments made under this Agreement, such recovery to be for the benefit of the Party bearing such withholding tax or value added tax. [***].
ARTICLE VI
INVENTIONS AND PATENTS
6.1    Certification Under Drug Price Competition and Patent Restoration Act. Each Party shall immediately give written notice to the other Party of any certification of which they become aware filed pursuant to 21 U.S.C. Section 355(b)(2)(A) (or any amendment or successor statute thereto) claiming that any Licensor Patents Covering a Compound or a Licensed Product, or the manufacture or use of each of the foregoing, are invalid or unenforceable, or that infringement will not arise from the manufacture, use or sale in the US of a Licensed Product by a Third Party.
6.2    Listing of Patents. [***] shall have the sole right to determine which of the Licensor Patents, if any, shall be listed for inclusion in the Approved Drug Products with Therapeutic Equivalence Evaluations pursuant to 21 U.S.C. Section 355, or any successor Law in the United States, together with any comparable Laws in any other country.
6.3    Ownership. All Licensor Technology and all intellectual property rights in the same shall be owned by Licensor and nothing in this Agreement shall amend or otherwise affect the same. To the extent, if any, that Viking acquires any right, title or interest in and to any Licensor Technology and intellectual property rights in the same, Viking hereby irrevocably assigns to the applicable Ligand Party any right, title and interest worldwide in and to the same effective immediately upon the inception, conception, creation or development thereof. The right to file, prosecute and maintain Licensor Patents shall be as set forth in Section 6.4 below. Any technology or other Know-How invented or developed after the Effective Date by or for Viking or otherwise in connection with a Licensed Program, including without limitation derivatives or improvements of Licensor Technology (“Developed Know-How”), and all intellectual property rights in the same (“Developed IP” and collectively with Developed Know-How, “Developed Technology”) shall be owned by Viking and nothing in this Agreement shall amend or otherwise affect the same. [***]. If Viking elects not to file, prosecute or maintain Developed IP in Viking’s name in a Major Market, then it shall notify Ligand in writing at least [***] days before any deadline applicable to the filing, prosecution or maintenance of such Developed IP, as the case may be, or any other date by which an action must be taken to establish or preserve such Developed IP in such Major Market. In such case, Licensor shall have the option to pursue the filing or support the continued prosecution or maintenance of such Developed IP in such Major Market, [***], and Viking shall give Licensor reasonable cooperation in connection therewith.
6.4    Patent Prosecution and Maintenance.
(a)    Licensor Patents. Licensor shall have the first right to file, prosecute and maintain Licensor Patents in Licensor’s name. [***] promptly and regularly informed of the course of the filing and prosecution of Licensor Patents or related proceedings (e.g. interferences, oppositions, reexaminations, reissues, revocations or nullifications) in a timely manner, and [***]. At Licensor’s request, Viking will provide Licensor with [***]assistance in prosecuting Licensor Patents to the extent possible.
(b)    Election not to File and Prosecute Licensor Patents. If Licensor elects not to file, prosecute or maintain a Licensor Patent in Licensor’s name in a Major Market, then it shall notify Viking in writing at least [***] days before any deadline applicable to the filing, prosecution or maintenance of such Licensor Patent, as the case may be, or any other date by which an action must be taken to establish or preserve such Licensor Patent in such Major Market. In such case, Viking shall have the option to pursue the filing or support the continued prosecution or maintenance of such Licensor Patent in such Major Market, [***], and Licensor shall give Viking reasonable cooperation in connection therewith; provided that [***] the filing or supporting the continued prosecution or maintenance of such Licensor Patent in such Major Market pursuant to this Section 6.4(b).
6.5    Enforcement of Patents.
(a)    Notice. If either Party believes that a Licensor Patent is being infringed, or that Licensor Know-How has been misappropriated, by a Third Party or if a Third Party claims that any Licensor Patent is invalid or unenforceable, the Party possessing such knowledge or belief shall notify the other Party and provide it with details of such infringement, misappropriation or claim that are known by such Party.
(b)    Right to Bring an Action. If such infringement, misappropriation or claim is in one or more of the Major Markets, [***]] shall have the exclusive right to attempt to resolve such infringement or claim, including by filing an infringement or misappropriation suit, defending against or bringing a declaratory judgment action as to such claim or taking other similar action (each, “initiation” of an “Action”) and (subject to Section 6.5(d)) to compromise or settle such infringement or claim. At [***] request, [***] shall [***] provide [***] with all relevant documentation (as may be requested by [***]) evidencing that [***]. If [***] does not intend to initiate an Action, [***] shall promptly inform [***]. If [***] does not initiate an Action with respect to such an infringement or claim within [***] days following notice thereof, [***] shall have the right to attempt to resolve such infringement, misappropriation claim or other claim, including by initiating an Action, and (subject to Section 6.5(d)) to compromise or settle such infringement, misappropriation claim or other claim. [***] shall have the sole and exclusive right to select counsel for any suit initiated by it pursuant to this Section 6.5. If a Party initiates an Action but then elects not to pursue the Action, the other Party shall have the right (but not the obligation) to take over the Action, in which case the second Party shall be deemed to have been the initiating Party.
(c)    Costs of an Action. Subject to the respective indemnity obligations of the Parties set forth in Article IX and Section 6.5(e), [***] involved in an Action under Section 6.5(b) shall [***] incurred in connection with such Action. [***] shall have the right to join [***] an Action relating to a Licensor Patent or Licensor Know-How, initiated by the other Party.
(d)    Settlement. Neither Party shall settle or otherwise compromise (or resolve by consent to the entry of judgment upon) any Action by admitting that any Licensor Patent is to any extent invalid or unenforceable, or that any Licensor Know-How is not protected or has not been misappropriated, without the other Party’s prior written consent [***].
(e)    Reasonable Assistance. The Party not enforcing or defending Licensor Patents shall provide reasonable assistance to the other Party, including providing access to relevant documents and other evidence and making its employees and consultants available, subject to [***].
(f)    Distribution of Amounts Recovered. Any amounts recovered by the Party initiating an Action pursuant to this Section 6.5, whether by settlement or judgment, shall be allocated in the following order: [***].
6.6    Third Party Actions Claiming Infringement.
(d)    Notice. If a Party becomes aware of any Third Party Action, such Party shall promptly notify the other Party of all details regarding such claim or action that is reasonably available to such Party.
(e)    Right to Defend. [***] shall have the right, at its sole expense, but not the obligation, to defend a Third Party Action described in Section 6.6(a) and (subject to Section 6.6(f)) to compromise or settle such Third Party Action. If [***] such Third Party Action within [***] days of receipt/sending of notice under Section 6.6(a), then [***] shall have the right, at its sole expense, to defend such Third Party Action and (subject to Section 6.6(f)) to compromise or settle such Third Party Action. The Party defending such Third Party Action shall have the sole and exclusive right to select counsel for such Third Party Action.
(f)    Consultation. The Party defending a Third Party Action pursuant to Section 6.6(b) shall be the “Controlling Party”. The Controlling Party shall consult with the non-Controlling Party, pursuant to an appropriate joint defense or common interest agreement, on all material aspects of the defense. The non-Controlling Party shall have a reasonable opportunity for meaningful participation in decision-making and formulation of defense strategy. The Parties shall reasonably cooperate with each other in all such actions or proceedings. The non-Controlling Party will be entitled to join the Third Party Action and be represented by independent counsel of its own choice at its own expense.
(g)    Appeal. In the event that a judgment in a Third Party Action is entered against either Party and an appeal is available, the Controlling Party shall have the first right, but not the obligation, to file such appeal. In the event the Controlling Party does not desire to file such an appeal, it will promptly, in a reasonable time period (i.e., with sufficient time for the non-Controlling Party to take whatever action may be necessary) before the date on which such right to appeal will lapse or otherwise diminish, permit the non-Controlling Party to pursue such appeal [***]. If applicable Law requires the other Party’s involvement in an appeal, the other Party shall be a nominal party of the appeal and shall provide reasonable cooperation to such Party [***].
(h)    Costs of an Action. Subject to the respective indemnity obligations of the Parties set forth in Article IX, [***] shall pay [***] associated with such Third Party Action other than [***] such Third Party Action (as provided in the last sentence of Section 6.6(c)).
(i)    No Settlement Without Consent. Neither Party shall settle or otherwise compromise (or resolve by consent to the entry of judgment upon) any Third Party Action by admitting that any Licensor Patent is to any extent invalid or unenforceable or that any Licensed Product, or its use, Development, manufacture or sale infringes such Third Party’s intellectual property rights, in each case without the other Party’s prior written consent [***]
ARTICLE VII
CONFIDENTIALITY
7.1    Confidentiality Obligations. Each Party agrees that, for the Term and for [***] years thereafter, such Party shall, and shall ensure that its officers, directors, employees, consultants, contractors and agents shall, keep completely confidential and not publish or otherwise disclose and not use for any purpose except as expressly permitted hereunder any Confidential Information disclosed to it by the other Party pursuant to this Agreement or any predecessor agreement. The foregoing obligations shall not apply to any Confidential Information disclosed by a Party hereunder to the extent that the receiving Party can demonstrate by written records that such Confidential Information:
(e)    was already known to the receiving Party or its Affiliates, other than under an obligation of confidentiality, at the time of disclosure;
(f)    was generally available to the public or otherwise part of the public domain at the time of its disclosure to the receiving Party;
(g)    became generally available to the public or otherwise part of the public domain after its disclosure and other than through any act or omission of the receiving Party (or its consultants, contractors and agents) in breach of this Agreement;
(h)    was subsequently lawfully disclosed to the receiving Party or its Affiliates by a Third Party without an obligation of confidentiality other than in contravention of a confidentiality obligation of such Third Party; or
(i)    was developed or discovered by employees or agents of the receiving Party or its Affiliates who had no access to the Confidential Information of the disclosing Party.
Notwithstanding the above obligations of confidentiality and non-use, a Party may disclose information to the extent that such disclosure is reasonably necessary in connection with:
(i)    filing or prosecuting patent applications, subject to the terms of Section 6.4;
(ii)    prosecuting or defending litigation;
(iii)    conducting pre-clinical studies or clinical trials pursuant to this Agreement;
(iv)    seeking Regulatory Approval of a Licensed Product; or
(v)    complying with applicable Law, including securities Law and the rules of any securities exchange or market on which a Party’s securities are listed or traded.
In addition to the foregoing, Viking may, in furtherance of its rights under this Agreement, disclose Confidential Information of Licensor to any Third Party, provided that such Third Party is bound by obligations of confidentiality/non-use at least as stringent as the ones herein. Viking shall be responsible to Licensor for any breach of confidentiality/non-use by such Third Parties.
In making any disclosures set forth in clauses (i) through (v) above, the disclosing Party shall, where reasonably practicable, give such advance notice to the other Party of such disclosure requirement as is reasonable under the circumstances and will use its reasonable efforts to cooperate with the other Party in order to secure confidential treatment of such Confidential Information required to be disclosed. In addition, in connection with any permitted filing by either Party of this Agreement with any Governmental Body, included but not limited to the Securities and Exchange Commission, the filing Party shall endeavor to obtain confidential treatment of economic, trade secret information and such other information as may be requested by the other Party, and shall provide the other Party with the proposed confidential treatment request with reasonable time for such other Party to provide comments, and shall include in such confidential treatment request all reasonable comments of the other Party.
7.2    Press Releases and Disclosure. Either Party may make press releases or public announcements regarding this Agreement or any matter covered by this Agreement, including the Development or Commercialization of Licensed Products, but such Party shall, except to the extent legally obligated to do so otherwise, use Commercially Reasonable Efforts to provide the text of such planned disclosure to the other Party [***] before disclosure, and will consider all reasonable comments of the other Party regarding such disclosure. Provided, that neither Party shall use the name, trademark, trade name or logo of the other Party, its Affiliates or their respective employee(s) in any publicity, promotion, news release or public disclosure relating to this Agreement or its subject matter, without the prior express written permission of the other Party, such permission not to be unreasonably withheld, except as may be required by Law or required by the rules of an applicable US national securities exchange.
ARTICLE VIII
REPRESENTATIONS, WARRANTIES AND COVENANTS
8.1    Representations and Warranties. (a) Viking represents and warrants to each of Metabasis and Ligand, and (b) each of Metabasis and Ligand represents and warrants to Viking, in each case as of the Effective Date:
(a)    it is duly organized and validly existing under the Laws of the jurisdiction of its incorporation or organization;
(b)    it has taken all action necessary to authorize the execution and delivery of this Agreement and the performance of its obligations under this Agreement;
(c)    this Agreement is a legal and valid obligation of it, binding upon it and enforceable against it in accordance with the terms of this Agreement, except as enforcement may be limited by applicable bankruptcy, fraudulent conveyance, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights generally and by general equitable principles; and the execution, delivery and performance of this Agreement by it does not conflict with, breach or create in any Third Party the right to accelerate, terminate or modify any agreement or instrument to which it is a party or by which it is bound, and does not violate any Law of any Governmental Body having authority over it; and
(d)    it has all right, power and authority to enter into this Agreement, and to perform its obligations under this Agreement.
8.2    Additional Representations and Warranties of Licensor. Each of Metabasis and Ligand (jointly and severally) represents and warrants to Viking that, as of the Effective Date:
(c)    No consent by any Third Party or Governmental Body is required with respect to the execution and delivery of this Agreement by it or the consummation by it of the transactions contemplated hereby;
(d)    To its Knowledge, no claims have been asserted or threatened by any Person (i) challenging the validity, effective status, or ownership of Licensor Technology, and/or (ii) to the effect that the use, reproduction, modification, manufacturing, distribution, licensing, sublicensing, sale or any other exercise of rights in any of Licensor Technology infringes or will infringe on any intellectual property right of any Person; and to its Knowledge, no such claims have been asserted or are threatened;
(e)    To its Knowledge, the Licensor Patents are subsisting and are not the subject of any litigation procedure, discovery process, interference, reissue, reexamination, opposition, appeal proceedings or any other legal dispute;
(f)    The Licensor Patents constitute all Patent Rights owned or Controlled by Licensor that are directly related to, are necessary for or are actually used in the research, Development, manufacture, use and Commercialization of the Licensed Products as currently envisioned;
(g)    Licensor has not subcontracted or licensed to a Third Party the right to Develop a Competing Product;
(h)    the Licensor Know-How listed on SCHEDULE 2 hereto (as amended from time to time on or before the Effective Date) constitutes all Know-How owned or Controlled by Licensor that is directly related to, is necessary for or is actually used in the research, Development, manufacture, use and Commercialization of the Licensed Products as currently envisioned;
(i)    the Licensor Materials listed on SCHEDULE 3 hereto (as amended from time to time on or before the Effective Date) constitute each compound owned or Controlled by Licensor that is directly related to, is necessary for or is actually used in the research, Development, manufacture, use and Commercialization of the Licensed Products as currently envisioned;
(j)    to its Knowledge, no Third Party has filed, pursued or maintained or threatened in writing to file, pursue or maintain any claim, lawsuit, charge, complaint or other action alleging that any Licensor Technology is invalid or unenforceable;
(k)    Licensor has the full right to provide the Licensor Materials to Viking and to transfer to Viking the Licensor Materials to be provided to Viking pursuant to this Agreement; and
(l)    Licensor has not previously licensed, assigned, transferred, or otherwise conveyed any right, title or interest in and to the Licensor Technology to any Third Party for the field of fructose-1,6-bisphosphatase inhibition, including but not limited to any rights to any Licensor Technology or Licensed Products.
8.3    Disclaimer. Notwithstanding the representations and warranties set forth in this Article VIII, Viking acknowledges and accepts the risks inherent in attempting to Develop and Commercialize any pharmaceutical product. There is no implied representation that the Compounds can be successfully Developed or Commercialized. The representations and warranties set forth in this Article VIII are provided in lieu of, and each Party hereby disclaims, all other warranties, express and implied, relating to the subject matter of this Agreement, the Licensor Technology, the Compounds, the Licensed Products and/or any toxicology and/or scientific data provided hereunder including but not limited to the implied warranties of merchantability and fitness for a particular purpose, title and non-infringement of third party rights. Each Party’s representations and warranties under this Agreement are solely for the benefit of the other Party and may be asserted only by the other Party and not by any Affiliate, Sublicensee or any customer of the other Party, its Affiliates or Sublicensees. Each Party, its Affiliates and Sublicensees shall be solely responsible for all representations and warranties that it, its Affiliates or Sublicensees make to any customer, Affiliates or Sublicensees.
ARTICLE IX
INDEMNIFICATION AND INSURANCE
9.1    Indemnification by Viking. Except to the extent Licensor has an obligation to indemnify Viking pursuant to Section 9.2 below, Viking shall indemnify, defend and hold Licensor and each of their respective employees, officers, directors and agents (the “Licensor Indemnitees”) harmless from and against any and all actions, judgments, settlements, liabilities, damages, penalties, fines, losses, costs and expenses (including reasonable attorneys’ fees and expenses) to the extent arising out of any Third Party claim, demand, action or other proceeding (each, a “Claim”) related to (a) Viking’s performance of its obligations or exercise (by it or its Affiliates or Sublicensees) of its rights under this Agreement; (b) breach by Viking of its representations or warranties set forth in Article VIII; (c) any clinical study conducted by or on behalf of Viking; (d) the research, Development or Commercialization of Licensed Products by Viking, its Affiliates, Sublicensees, distributors or agents; provided, however, that Viking’s obligations pursuant to this Section 9.1 shall not apply (i) to the extent such claims or suits result from the negligence or willful misconduct of any of the Licensor Indemnitees, or (ii) with respect to claims or suits arising out of breach by Licensor of its representations, warranties or covenants set forth in Article VIII.
9.2    Indemnification by Licensor. Licensor shall indemnify, defend and hold Viking and its Affiliates and each of their respective agents, employees, officers and directors (the “Viking Indemnitees”) harmless from and against any and all actions, judgments, settlements, liability, damage, loss, cost or expense (including reasonable attorney’s fees) to the extent arising out of Third Party claims or suits related to (a) Licensor’s performance of its obligations under this Agreement; (b) breach by Licensor of its representations, warranties or covenants set forth in Article VIII; or (c) the research or Development of Compounds before the Effective Date; provided, however, that Licensor’s obligations pursuant to this Section 9.2 shall not apply (i) to the extent that such claims or suits result from the negligence or willful misconduct of any of the Viking Indemnitees or (ii) with respect to claims or suits arising out of a breach by Viking of its representations or warranties set forth in Article VIII.
9.3    No Consequential Damages. IN NO EVENT SHALL EITHER PARTY OR ANY OF ITS AFFILIATES BE LIABLE TO THE OTHER PARTY OR ANY OF ITS AFFILIATES FOR SPECIAL, INDIRECT, INCIDENTAL, CONSEQUENTIAL OR PUNITIVE DAMAGES, INCLUDING LOSS OF PROFITS, WHETHER IN CONTRACT, WARRANTY, TORT, NEGLIGENCE, STRICT LIABILITY OR OTHERWISE, ARISING OUT OF OR RELATING TO THIS AGREEMENT, THE SUBJECT MATTER HEREOF, THE TRANSACTIONS CONTEMPLATED HEREIN OR ANY BREACH HEREOF.
9.4    Procedure. The Party intending to claim indemnification under this Article IX (an “Indemnified Party”) shall promptly notify the other party (the “Indemnifying Party”) of any Claim in respect of which the Indemnified Party intends to claim such indemnification, and the Indemnifying Party shall assume the defense thereof using defense counsel reasonably acceptable to the Indemnified Party; provided, however, that if the Indemnifying Party assumes the defense, the Indemnified Party shall have the right to employ counsel separate from counsel employed by the Indemnifying Party in any such action and to participate in the defense thereof, but the fees and expenses of such counsel employed by the Indemnified Party shall be at the sole cost and expense of the Indemnified Party unless the named parties to any action or proceeding include both the Indemnifying Party and the Indemnified Party and a representation of both the Indemnifying Party and the Indemnified Party by the same counsel would be inappropriate due to the actual or potential differing interests between them. (Notwithstanding the foregoing, no delay or deficiency on the part of the Indemnified Party in so notifying the Indemnifying Party will relieve the Indemnifying Party of any liability or obligation under this Agreement except to the extent the Indemnifying Party has suffered actual prejudice directly caused by the delay or other deficiency.) If the Indemnifying Party shall fail to assume the defense of and reasonably defend such Claim, the Indemnified Party shall have the right to retain or assume control of such defense and the Indemnifying Party shall pay (as incurred and on demand) the fees and expenses of counsel retained by the Indemnified Party. The Indemnifying Party shall have the right to settle such Claim; provided, that the Indemnifying Party shall obtain the prior written consent (which shall not be unreasonably withheld or delayed) of the Indemnified Party before entering into any settlement of (or resolving by consent to the entry of judgment upon) such Claim unless (a) there is no finding or admission of any violation of law or any violation of the rights of any Person by an Indemnified Party, no requirement that the Indemnified Party admit negligence, fault or culpability, no requirement that the Indemnified Party take (or refrain from taking) any action and no adverse effect on any other claims that may be made by or against the Indemnified Party and (b) the sole relief provided is monetary damages that are paid in full by the Indemnifying Party. Regardless of who controls the defense, the other Party shall reasonably cooperate in the defense as may be requested. Without limitation, the Indemnified Party, and its directors, officers, advisers, agents and employees, shall cooperate fully with the Indemnifying Party and its legal representatives in the investigation and defense of any Claim.
9.5    Expenses. As the Parties intend complete indemnification, all costs and expenses of enforcing any provision of this Article IX shall also be reimbursed by the Indemnifying Party.
9.6    Insurance. During the Term and for [***] thereafter, Viking shall obtain and maintain, at its own cost and expense, product liability insurance in amounts, that are reasonable and customary in the United States pharmaceutical and biotechnology industry for companies engaged in comparable activities, with Metabasis and Ligand identified as additional named insureds. It is understood and agreed that this insurance shall not be construed to limit Viking’s liability with respect to its indemnification obligations hereunder. Viking shall provide to Ligand upon request a certificate evidencing the insurance Viking is required to obtain and keep in force under this Section 9.6.
ARTICLE X
TERM AND TERMINATION
10.1    Term. The term of this Agreement shall commence on the Effective Date and, unless earlier terminated as provided in this Article X, shall continue in full force and effect in perpetuity (the “Term”). The Parties confirm that subject to the foregoing sentence, this Agreement shall not be terminated or invalidated by any future determination that any or all of the Licensor Patents have expired or been invalidated.
10.2    Ligand Termination Rights.
(a)    For Convenience. Ligand shall have the right to terminate this Agreement in its entirety immediately by Ligand providing written notice to Viking if, on or before April 30, 2015, Viking has neither (i) completed its Public Offering nor (ii) received aggregate net proceeds of at least Twenty Million Dollars ($20,000,000) in one or more Private Financings (either (i) or (ii), a “Qualified Financing”); provided that in the event Viking has not completed a Qualified Financing by [***].
(b)    Viking Bankruptcy. Ligand shall have the right to terminate this Agreement in its entirety immediately by written notice to Viking if Viking avails itself of or becomes subject to any petition or proceeding under any statute of any state or country relating to insolvency or the protection of the rights of creditors, or any other insolvency or bankruptcy proceeding or similar proceeding for the settlement of Viking’s debt is instituted.
10.3    Termination upon Material Breach. If Viking, on one hand, and a Ligand Party, on the other hand, fails to make a payment of an undisputed amount when due, then Viking if a Ligand Party is the Party in default or Ligand if Viking is the Party in default may give to the defaulting Party a written notice specifying the nature of the default, requiring it to cure such default. If such payment default is not cured within [***] days after the receipt of such notice, then Viking if a Ligand Party is the Party in default or Ligand if Viking is the Party in default shall be entitled to terminate this Agreement immediately by written notice to the Party in default. If a Party defaults on any of its “material and substantial” obligations under this Agreement, then Viking if a Ligand Party is the Party in default or Ligand if Viking is the Party in default may give to the defaulting Party a written notice specifying the nature of the default, requiring it to cure such default. If the Party in default, after using Commercially Reasonable Efforts, does not cure a curable default within [***] days after the receipt of such notice or, if such curable default is not curable within [***] days, as promptly thereafter as possible using Commercially Reasonable Efforts, then Viking if a Ligand Party is the Party in default or Ligand if Viking is the Party in default shall be entitled to terminate this Agreement immediately by written notice to the other Party. For clarity and not be way of limitation, Viking’s diligence obligations under Section 3.4 are “material and substantial” obligations under this Agreement, provided that, notwithstanding this Section 10.3 or otherwise, in the event of a default by Viking of its diligence obligations under Section 3.4 or its obligations under SCHEDULE 5, the remedial process specified in SCHEDULE 5 shall apply and Ligand Party’s right to terminate shall apply only on a Licensed Program-by-Licensed Program basis and only as expressly provided in SCHEDULE 5. For further clarity and not be way of limitation, any breach by Licensor other than the Ligand Party shall be and shall be deemed to be a breach by the Ligand Party.
10.4    Effects of Termination.
(a)    Survival (Applicable to Termination).
(i)    Articles I (Definitions), IX (Indemnification and Insurance) and XI (Miscellaneous Provisions) and Sections 5.5 (Royalty Reports and Records Retention), 5.6 (Late Payments), 5.7 (Audits), 5.8 (Taxes), 6.3 (Ownership), 7.1 (Confidentiality Obligations) and 10.4 (Effects of Termination), and Article VI (to the extent of any Action or Third Party Action which was begun prior to termination) hereof shall survive the termination of this Agreement for any reason.
(ii)    Termination of this Agreement or any Licensed Program shall not relieve the Parties of any liability that accrued hereunder before the effective date of such termination, as to the Agreement or such Licensed Program, as the case may be. In addition, termination of this Agreement or any Licensed Program shall not preclude either Party from pursuing all rights and remedies it may have hereunder or at Law or in equity with respect to any breach of or default under this Agreement or with respect to such Licensed Program nor prejudice either Party’s right to obtain performance of any obligation.
(b)    Other Effects of Termination (Entire Agreement). Upon termination of this Agreement in accordance with the terms hereof:
(i)    all licenses granted to Viking hereunder shall terminate.
(ii)    Viking shall, upon written request by Ligand and subject to Licensor assuming legal responsibility for any clinical trials of the Licensed Products then ongoing, assign and transfer to Licensor (or to such transferee as Ligand may direct) at no cost to Licensor all regulatory documentation and Regulatory Approvals prepared or obtained by or on behalf of Viking before the date of such termination, to the extent solely related to Licensed Products and transferable, and Viking shall have the right to retain one copy of such transferred documentation and Regulatory Approvals for record-keeping purposes. If Ligand does not make any request of Viking pursuant to this subsection (b)(ii), Viking shall wind down any ongoing Clinical Trials with respect to the Licensed Products at no cost to Licensor.
(iii)    Viking shall, upon written request by Ligand, return to Licensor [***] or, if Ligand so instructs, destroy, all relevant records and materials in its possession or control containing or comprising the Licensor Know-How and the Licensor Materials, and all other Confidential Information of Licensor.
(iv)    Viking shall, upon written request by Ligand, sell and transfer to Licensor (or to such transferee as Ligand may direct) at a price equal to 125% of Viking’s costs of goods (determined in accordance with GAAP), any and all chemical, biological or physical materials relating to or comprising the Licensed Products, including clinical supplies of Licensed Products, that are Controlled by Viking (other than Licensor Materials which are addressed in subsection (b)(iii) above). [***] If Ligand has made no such written request within [***] after such termination, Viking shall destroy any and all chemical, biological or physical materials relating to or comprising the Licensed Products, including clinical supplies of Licensed Products, that are Controlled by Viking.
(v)    Viking and its Affiliates and Sublicensees shall be entitled, during the 6 month period following such termination, to sell on the normal business terms in existence before such termination, any finished commercial inventory of Licensed Products which remains on hand as of the date of the termination, provided that Viking shall pay to Licensor the royalties and sales milestones applicable to said subsequent sales in accordance with the terms and conditions set forth in this Agreement. Any finished commercial inventory remaining following such 6 month period shall be offered [***]. It is understood that if Licensor does not accept such offer Viking may, at its sole option and discretion, destroy or retain such finished commercial inventory remaining following such 6 month period, but shall have no license enabling it to sell such materials to a Third Party.
(vi)    Viking shall (if Ligand so requests) assign the trademarks owned by Viking relating to the Licensed Products to Licensor or otherwise transfer rights to such trademarks to Licensor, upon commercially reasonable terms.
(vii)    Viking hereby grants to Licensor, exercisable only upon termination of this Agreement by Ligand under Sections 10.2 or 10.3, a non-exclusive, worldwide, royalty-bearing, sublicensable license under any Patent Rights and Know-How Controlled by Viking (including without limitation any Developed Technology) to the extent necessary to make, have made, import, use, offer to sell and sell the Licensed Products anywhere in the world [***] on reasonable terms and conditions to be agreed upon by the Parties in good faith upon any such termination of this Agreement by Ligand.
(c)    Other Effects of Termination (One or More Licensed Programs). Upon termination of a Licensed Program because of an event of a default by Viking of its diligence obligations under Section 3.4 or its obligations under SCHEDULE 5:
(vi)    all licenses granted to Viking with respect to the Licensor Technology and Licensed Products solely with respect to such terminated Licensed Program hereunder shall terminate.
(vii)    Viking shall, upon written request by Ligand and subject to Licensor assuming legal responsibility for any clinical trials of the Licensed Products solely with respect to such terminated Licensed Program then ongoing, assign and transfer to Licensor (or to such transferee as Ligand may direct), at no cost to Licensor all regulatory documentation and Regulatory Approvals prepared or obtained by or on behalf of Viking before the date of such termination, to the extent solely related to such Licensed Products and transferable, and Viking shall have the right to retain one copy of such transferred documentation and Regulatory Approvals for record-keeping purposes. If Ligand does not make any request of Viking pursuant to this subsection (c)(ii), Viking shall wind down any ongoing Clinical Trials with respect to the Licensed Products solely with respect to such terminated Licensed Program at no cost to Licensor.
(viii)    Viking shall, upon written request by Ligand, return to Licensor, [***] or, if Ligand so instructs, destroy, all relevant records and materials in its possession or control containing or comprising the Licensor Know-How and the Licensor Materials solely with respect to such terminated Licensed Program, and all other Confidential Information of Licensor solely with respect to such terminated Licensed Program.
(ix)    Viking shall, upon written request by Ligand, sell and transfer to Licensor (or to such transferee as Ligand may direct), at a price equal to 125% of Viking’s costs of goods (determined in accordance with GAAP), any and all chemical, biological or physical materials relating to or comprising the Licensed Products solely with respect to such terminated Licensed Program, including clinical supplies of such Licensed Products, that are Controlled by Viking (other than Licensor Materials which are addressed in subsection (c)(iii) above). [***] If Ligand has made no such written request within [***] after such termination, Viking shall destroy any and all chemical, biological or physical materials relating to or comprising such Licensed Products, including clinical supplies of such Licensed Products, that are Controlled by Viking.
(x)    Viking and its Affiliates and Sublicensees shall be entitled, during the 6 month period following termination of such Licensed Program, to sell on the normal business terms in existence before such termination, any finished commercial inventory of Licensed Products solely with respect to such terminated Licensed Program which remains on hand as of the date of the termination, provided that Viking shall pay to Licensor the royalties and sales milestones applicable to said subsequent sales in accordance with the terms and conditions set forth in this Agreement. Any finished commercial inventory remaining following such 6 month period shall be offered [***]. It is understood that if Licensor does not accept such offer Viking may, at its sole option and discretion, destroy or retain such finished commercial inventory remaining following such 6 month period, but shall have no license enabling it to sell such materials to a Third Party.
(xi)    Viking shall (if Ligand so requests) assign the trademarks owned by Viking relating to the Licensed Products solely with respect to such terminated Licensed Program to Licensor, or otherwise transfer rights to such trademarks to Licensor upon commercially reasonable terms.
(xii)    Viking hereby grants to Licensor, exercisable only upon termination of a Licensed Program by Ligand under Section 10.3, a non-exclusive, worldwide, royalty-bearing, sublicensable license under any Patent Rights and Know-How Controlled by Viking (including without limitation any Developed Technology) to the extent necessary to make, have made, import, use, offer to sell and sell the Licensed Products solely with respect to the terminated Licensed Program anywhere in the world [***] on reasonable terms and conditions to be agreed upon by the Parties in good faith upon any such termination of such Licensed Program by Ligand.
(xiii)    For purposes of this Section 10.4(c), (A) references to “Licensor” shall mean (I) Ligand if the terminated Licensed Program is the EPOR Program or the SARM Program, and (II) Metabasis, if the terminated Licensed Program is the DGAT-1 Program, the TR-Beta Program or the FBPase Program; and (B) references to “at no cost to Licensor” shall mean [***].
ARTICLE XI
MISCELLANEOUS PROVISIONS
11.1    Relationship of the Parties. Nothing in this Agreement is intended or shall be deemed to constitute a partnership, agency, joint venture or employer-employee relationship between the Parties. Neither Party shall have any right nor authority to commit or legally bind the other Party in any way whatsoever including, without limitation, the making of any agreement, representation or warranty and each Party agrees to not purport to do so.
11.2    Assignment.
(a)    Any assignment not in accordance with this Section 11.2 shall be void.
(b)    No assignment shall relieve the assigning Party of any of its responsibilities or obligations hereunder.
(c)    Viking may not transfer or assign its rights or delegate its obligations under this Agreement, in whole or in part, by operation of law or otherwise, to any Third Party without the prior written consent of Ligand, which consent shall not be unreasonably withheld, conditioned or delayed; provided that, notwithstanding the foregoing, Viking may assign its rights and/or delegate its obligations under this Agreement to an Affiliate, to any Person in a transaction in which Viking also assigns all of its right, title and interest in all or substantially all of its assets, including without limitation, intellectual property rights, to the same party contemporaneous with the assignment of this Agreement, or to a successor, whether by way of merger, sale of stock or otherwise, without Ligand’s prior written consent. As a condition to any permitted assignment hereunder, the assignee must expressly assume, in a writing delivered to Ligand (and in a form reasonably acceptable to Ligand) all of Viking’s obligations under this Agreement, whether arising before, at or after the assignment. For clarification, any assignment pursuant to a Change of Control shall be subject to Section 11.18.
(d)    Neither Ligand nor Metabasis may transfer or assign its rights or delegate its obligations under this Agreement, in whole or in part, by operation of law or otherwise, to any Third Party without the prior written consent of Viking, which consent shall not be unreasonably withheld, conditioned or delayed; provided that, notwithstanding the foregoing, each of Ligand and Metabasis may, without Viking’s prior written consent, assign its rights and/or delegate its obligations under this Agreement to an Affiliate, or, with respect to one or more Licensed Programs, to any Person in a transaction in which such Ligand Party also assigns all of its right, title and interest in all of such Licensed Program(s) assets, including without limitation, intellectual property rights, to the same party contemporaneous with the assignment of this Agreement, or to a successor, whether by way of merger, sale of all or substantially all of its assets, sale of stock or otherwise. As a condition to any permitted assignment hereunder, the assignee must expressly assume, in a writing delivered to Viking (and in a form reasonably acceptable to Viking) all of the Ligand Party’s applicable obligations under this Agreement, whether arising before, at or after the assignment.
(e)    Viking or any Ligand Party may assign its right to receive proceeds under this Agreement or grant a security interest in such right to receive proceeds to one or more financial institutions providing financing to such Party pursuant to the terms of a security or other agreement related to such financing.
11.3    Further Actions. Each Party agrees to execute, acknowledge and deliver such further instruments and to do all such other acts as may be necessary or appropriate in order to carry out the purposes and intent of this Agreement.
11.4    Force Majeure. Neither Party shall be liable to the other Party or be deemed to have breached or defaulted under this Agreement for failure or delay in the performance of any of its obligations under this Agreement (other than obligations for the payment of money) for the time and to the extent such failure or delay is caused by or results from acts of God, earthquake, riot, civil commotion, terrorism, war, strikes or other labor disputes, fire, flood, failure or delay of transportation, omissions or delays in acting by a governmental authority, acts of a government or an agency thereof or judicial orders or decrees or restrictions or any other like reason which is beyond the control of the respective Party. The Party affected by force majeure shall provide the other Party with full particulars thereof as soon as it becomes aware of the same (including its best estimate of the likely extent and duration of the interference with its activities), and shall use Commercially Reasonable Efforts to overcome the difficulties created thereby and to resume performance of its obligations hereunder as soon as practicable, and the time for performance shall be extended for a number of days equal to the duration of the force majeure.
11.5    Entire Agreement of the Parties; Amendments; Order of Precedence. This Agreement and the Schedules hereto, together with the Option Agreement, constitute and contain the entire understanding and agreement of the Parties respecting the subject matter hereof and cancel and supersede any and all prior or contemporaneous negotiations, correspondence, understandings and agreements between or among the Parties, whether oral or written, regarding such subject matter (provided, that any and all previous nondisclosure/nonuse obligations are not superseded and remain in full force and effect in addition to the nondisclosure/nonuse provisions hereof). In the event of a conflict or inconsistency among this Agreement, the Schedules and the Option Agreement, the order of precedence shall be as follows: (i) this Agreement, (ii) the Schedules and (iii) the Option Agreement. No waiver, modification or amendment of any provision of this Agreement shall be valid or effective unless made in a writing referencing this Agreement and signed by a duly authorized officer of each Party.
11.6    Captions. The captions to this Agreement are for convenience only, and are to be of no force or effect in construing or interpreting any of the provisions of this Agreement.
11.7    Governing Law; Venue. This Agreement shall be governed by and interpreted in accordance with the laws of the State of California, excluding application of any conflict of laws principles that would require application of the Law of a jurisdiction outside of California, and will be subject to the exclusive jurisdiction of the courts of competent jurisdiction located in San Diego County, California.
11.8    Notices and Deliveries. Any notice, request, approval or consent required or permitted to be given under this Agreement shall be in writing and shall be deemed to have been sufficiently given if delivered in person, transmitted by email or by express courier service to the Party to which it is directed at its physical or email address shown below or such other physical or email address as such Party shall have last given by notice to the other Party.
If to Viking, addressed to:
Viking Therapeutics, Inc.
11119 North Torrey Pines Road, Suite 50
La Jolla, CA 92037
Attention: Chief Executive Officer
Email: [***]
With a copy to:

Jeffrey T. Hartlin
Matthew D. Berger
Paul Hastings LLP
1117 S. California Ave.
Palo Alto, CA 94304
Email:     jeffhartlin@paulhastings.com
Email:     mattberger@paulhastings.com

If to Ligand Party, addressed to:
Ligand Pharmaceuticals Incorporated
Metabasis Therapeutics, Inc.
11119 North Torrey Pines Road, Suite 200
La Jolla, CA 92037
Attention: Vice President
Email:     [***]
With a copy to:

General Counsel
Ligand Pharmaceuticals Incorporated
11119 North Torrey Pines Road, Suite 200
La Jolla, CA 92037
Email:     [***]

11.9    Waiver. A waiver by any Party of any of the terms and conditions of this Agreement in any instance shall not be deemed or construed to be a waiver of such term or condition for the future, or of any other term or condition hereof.
11.10    Rights and Remedies are Cumulative. Except to the extent expressly set forth herein, all rights, remedies, undertakings, obligations and agreements contained in or available upon violation of this Agreement shall be cumulative and none of them shall be in limitation of any other remedy or right authorized in law or in equity, or any undertaking, obligation or agreement of either Party.
11.11    Severability. When possible, each provision of this Agreement will be interpreted in such manner as to be effective and valid under applicable Law, but if any provision of this Agreement is held to be prohibited by or invalid under applicable Law, such provision will be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of this Agreement. The Parties shall make a good faith effort to replace the invalid or unenforceable provision with a valid one which in its economic effect is most consistent with the invalid or unenforceable provision.
11.12    No Implied License. No right or license is granted to Viking hereunder by implication, estoppel, or otherwise to any know-how, patent or other intellectual property right owned or Controlled by Licensor, except by an express license granted hereunder. No right or license is granted to Licensor hereunder by implication, estoppel, or otherwise to any know-how, patent or other intellectual property right owned or Controlled by Viking or its Affiliates.
11.13    No Right of Set-Off. Notwithstanding anything to the contrary in this Agreement, Viking shall not have a right to set-off any royalties, milestones or other amount due to a Ligand Party under this Agreement against any damages incurred by Viking for a breach by a Ligand Party of this Agreement.
11.14    Equitable Relief. Each Party recognizes that the covenants and agreements herein and their continued performance as set forth in this Agreement are necessary and critical to protect the legitimate interests of the other Party, that the other Party would not have entered into this Agreement in the absence of such covenants and agreements and the assurance of continued performance as set forth in this Agreement, and that a Party’s breach or threatened breach of such covenants and agreements shall cause the opposed Party irreparable harm and significant injury, the amount of which will be extremely difficult to estimate and ascertain, thus, making any remedy at law or in damages inadequate. Therefore, each Party agrees that the other Party shall be entitled to specific performance, an order restraining any breach or threatened breach of such sections of this Agreement, and any other equitable relief (including but not limited to interim injunctive relief), without the necessity of posting of any bond or security. This right shall be in addition to and not exclusive of any other remedy available to such other Party at law or in equity.
11.15    Interpretation. The language used in this Agreement is the language chosen by the Parties to express their mutual intent, and no provision of this Agreement shall be interpreted for or against a Party because that Party or its attorney drafted the provision
11.16    Construction. The words “include,” “includes” and “including” shall be deemed to be followed by the phrase “without limitation.” All references herein to Articles, Sections and Schedules shall be deemed references to Articles and Sections of, and Schedules to, this Agreement unless the context shall otherwise require.
11.17    Counterparts. This Agreement may be executed in counterparts, each of which will be deemed an original, and all of which together will be deemed to be one and the same instrument. A facsimile or a portable document format (PDF) copy of this Agreement, including the signature pages, will be deemed an original.
11.18    Viking Change of Control. Viking must notify Ligand at least [***] days prior to completion or consummation of any Viking Change of Control. Prior to a consummation of a Public Offering, Viking may not complete or otherwise consummate a Viking Change of Control without Ligand’s prior written consent. In addition, Ligand shall have the right (in its sole discretion), at any time after receipt of such notice, to elect to require Viking, including its acquiring party, to (a) adopt reasonable procedures to be agreed upon in writing with Ligand to prevent the disclosure of all Confidential Information of Licensor and other information with respect to the Development and Commercialization of Compounds or Licensed Products (the “Licensor Sensitive Information”) beyond Viking personnel having access to and knowledge of Licensor Sensitive Information prior to the Viking Change of Control, (b) control the dissemination of Licensor Sensitive Information disclosed after the Viking Change of Control, which procedures shall include reasonable restrictions on the scope of any Licensor Sensitive Information to be provided by Licensor, and (c) make adequate provision for the issuance of Viking Equity required under this Agreement.
11.19    Ligand Change of Control. Ligand shall notify Viking at least [***] days prior to completion or consummation of any Ligand Party Change of Control. In addition, Viking shall have the right (in its sole discretion), at any time after receipt of such notice, to elect to require the Ligand Party, including its acquiring party, to (a) adopt reasonable procedures to be agreed upon in writing with Viking to prevent the disclosure of all Confidential Information of Viking and its Affiliates and other information with respect to the Development, manufacture and Commercialization of Licensed Products (the “Viking Sensitive Information”) beyond Licensor personnel having access to and knowledge of Viking Sensitive Information prior to the Ligand Party Change of Control and (b) control the dissemination of Viking Sensitive Information disclosed after the Ligand Party Change of Control, which procedures shall include reasonable restrictions on the scope of any Viking Sensitive Information to be provided by Viking or its Affiliates.
11.20    No Solicitation. For a period of [***] years from the Effective Date, Viking shall not solicit, induce, encourage or attempt to induce or encourage any employee of Ligand Party to terminate his or her employment with Ligand Party or to breach any other obligation to Ligand Party. This section is not meant to encompass general solicitations such as may be found in newspaper advertisements and the like.
11.21    Information for Financial Reporting. In addition to any reports provided by the Parties hereunder or under the Loan and Security Agreement, including the reports provided by Viking pursuant to Section 5.5, for as long as the aggregate number of voting shares of Viking capital stock owned by Ligand and Metabasis equals or exceeds [***] of the number of voting shares of Viking capital stock then outstanding, Viking shall provide to Ligand such financial information for each calendar month (the “Financial Information”) within [***] days after the end of the first two calendar months in each calendar quarter and not later than [***] days after the end of the third calendar month in each calendar quarter to allow Ligand to accrue the proper expenses and revenues as required by GAAP and required for consolidated financial reporting, if applicable, under applicable Laws. Viking shall certify by a certificate signed by its chief executive officer, president or chief financial officer that all such financial information has been prepared in accordance with GAAP (other than the exclusion of footnotes not ordinarily included in interim period financial statements) and present fairly Viking’s financial position as at the dates thereof and its results of operations for the periods then ended, subject to normal year-end adjustments. Ligand agrees that, to the extent that Licensor wishes to publicly disclose any of the Financial Information and identify such Financial Information as being the financial information of Viking or any of its Affiliates (the “Disclosure”), Licensor shall (i) provide such Disclosure to Viking at least [***] business days prior to the date that Licensor issues such Disclosure publicly, and (ii) consider in good faith any comments with respect to such Disclosure provided by Viking to Ligand. Any Disclosures previously disclosed by Viking or any of its Affiliates or previously reviewed by Viking may be thereafter disclosed without the need for Viking’s additional review.
11.22    Nature of Rights. The rights granted to Viking hereunder are rights in “intellectual property” within the scope of Section 101 of the United States Bankruptcy Code (the “Code”). Viking shall have the rights set forth in this Agreement with respect to the Licensor Technology when and as developed or created. In addition, Viking, as a licensee of intellectual property rights hereunder, shall have and may fully exercise all rights available to a licensee under the Code, including, without limitation, under Section 365(n) and its successors. In the event Licensor makes a general assignment for the benefit of its creditors; applies for or consents to the appointment of a receiver, trustee or liquidator for substantially all of its assets or such a receiver, trustee or liquidator is appointed; or Licensor has filed against it an involuntary petition of bankruptcy that has not been dismissed within [***] days thereof, or files a voluntary petition of bankruptcy, or a petition or answer seeking reorganization, or seeks to take advantage of any other law relating to relief of debtors; or has wound up or liquidated its business, Viking shall have the right to obtain (and Licensor or any trustee for Licensor or its assets shall, at Viking’s written request, deliver to Viking) a copy of all embodiments (including, without limitation, any work in progress) of any intellectual property rights granted under this Agreement, including, without limitation, all embodiments of the Licensor Technology, Licensor’s Confidential Information or any other intellectual property necessary or useful for Viking to use or exploit any Licensor Technology or to exercise its rights under this Agreement. In addition, Licensor shall take all steps reasonably requested by Viking to perfect, exercise and enforce its rights under this Agreement, including, without limitation, filings in the U.S. Copyright Office and U.S. Patent and Trademark Office, and under the Uniform Commercial Code.

IN WITNESS WHEREOF, the Parties have caused this Master License Agreement to be executed and delivered by their respective duly authorized officers as of the day and year first above written.

METABASIS THERAPEUTICS, INC.	VIKING THERAPEUTICS, INC.
By: /s/ Charles Berkman Name: Charles Berkman Title: Vice President, General Counsel and Secretary	By: /s/ Brian Lian Name: Brian Lian, Ph.D. Title: CEO
LIGAND PHARMACEUTICALS INCORPORATED
By: /s/ Charles Berkman Name: Charles Berkman Title: Vice President, General Counsel and Secretary

SCHEDULE 1
COMPOUNDS
FBPase Compounds

Count	Compound ID
[***]	[***]

SCHEDULE 1
COMPOUNDS
SARM Compounds

Count	Compound ID
[***]	[***]

SCHEDULE 1
COMPOUNDS
EPOR Compounds

Count	Compound ID
[***]	[***]

SCHEDULE 1
COMPOUNDS
TR-Beta Compounds

Count	Compound ID
[***]	[***]

SCHEDULE 1
COMPOUNDS
DGAT-1 Compounds

Count	Compound ID
[***]	[***]

SCHEDULE 2
LICENSOR KNOW-HOW
FBPase Program

Index	Folder	File
[***]	[***]	[***]

SCHEDULE 2
LICENSOR KNOW-HOW
SARM Program

Index	Folder	File
[***]	[***]	[***]

SCHEDULE 2
LICENSOR KNOW-HOW
EPOR Program

Index	Folder Name	File Name
[***]	[***]	[***]

SCHEDULE 2
LICENSOR KNOW-HOW
TR-Beta Program

Index	Folder	File
[***]	[***]	[***]

SCHEDULE 2
LICENSOR KNOW-HOW
DGAT-1 Program

Index	Folder	File
[***]	[***]	[***]

SCHEDULE 3
LICENSOR MATERIALS
FBPase Compounds
[***]

SCHEDULE 3
LICENSOR MATERIALS
SARM Compounds
[***]

SCHEDULE 3
LICENSOR MATERIALS
EPOR Compounds
[***]
SCHEDULE 3
LICENSOR MATERIALS
TR-Beta Compounds

[***]

SCHEDULE 3
LICENSOR MATERIALS
DGAT-1 Compounds
[***]

SCHEDULE 4
LICENSOR PATENT RIGHTS
DGAT-1 PATENTS

Docket No.	Client Reference	Serial No.	Title	Inventors	Date Filed	Comments
[***]	[***]	[***]	[***]	[***]	[***]	[***]

FBPASE PATENTS

Matter Code	App Serial No.	Status	Date Filed	Patent No.	Title	Date Issued	Expiration
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

EPOR PATENTS

Case No.	Title of Invention:	Country:	Status:	Application No.	Filing Date:	Patent No.	Date Issued:
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

SARM PATENTS

Case No.	Title	Country	Status	Application No.	Filing Date	Patent No	Date Issued
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

TR-BETA PATENTS

Case No.	Title of Invention	Country:	Status:	Application No.	Filing Date:	Patent No:	Date Issued:
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

SCHEDULE 5

ADDITIONAL LICENSED PROGRAM DILIGENCE OBJECTIVES

LICENSED PROGRAMS: In addition, using Commercially Reasonable Efforts, Viking will engage in Substantial Development Activities [***] for the Licensed Programs listed below, unless Viking is precluded from doing so due to regulatory reasons.

“Substantial Development Activities” shall mean the achievement of the following objectives with respect to the applicable Licensed Program:

•	DGAT-1 PROGRAM: [***].

•	EPOR PROGRAM: [***].

•	SARM PROGRAM: [***].

•	TR-BETA PROGRAM: [***].

•	FBPASE PROGRAM: Following payment of the Exercise Fee, Viking shall [***].

In the event (A) that Viking fails to achieve the SARM Program objective set forth above by [***] pursuant to this SCHEDULE 5 or (B) of a default by Viking of a diligence obligation under Section 3.4 with respect to the SARM Program, the Parties shall meet to discuss and (i) determine in good faith whether Viking failed to perform its obligations with respect to the SARM Program under the Agreement, including this SCHEDULE 5, and, if so, (ii) agree upon a mutually acceptable reasonable remediation plan (the “SARM Remediation Plan”), both of the foregoing (A) no later than [***] if the failure is with respect to the Substantial Development Activity for the SARM Program, or (B) no later than [***] days following the default by Viking of a diligence obligation under Section 3.4 with respect to the SARM Program. If it is mutually determined that Viking failed to perform its obligations with respect to the SARM Program under this Agreement, including this SCHEDULE 5, and if the Parties are unable to mutually agree upon a SARM Remediation Plan, then the Chief Executive Officers of each of Ligand and Viking (the “Executive Officers”) shall have a face-to-face meeting to attempt to solve the disagreement within the next [***] days. In the event that the disagreement is still not resolved thereafter, then Ligand will propose, in good faith and after taking into consideration Viking’s position and comments, reasonable modifications to the SARM Remediation Plan last proposed by Viking. If Viking does not accept such modified SARM Remediation Plan, Ligand may terminate the SARM Program with [***] days prior written notice (which shall be deemed to be a termination solely with respect to the SARM Program by Ligand pursuant to Section 10.3 for all purposes under this Agreement).

In the event that Viking anticipates that it will fail to achieve the EPOR Program objective set forth above by [***] pursuant to this SCHEDULE 5, it may elect to extend such date by an additional [***]

months by providing to Ligand before [***] an irrevocable written election to extend such date accompanied by a non-refundable EPOR Program extension fee in the amount of [***], payable by cashier’s check or wire transfer to Ligand. Following receipt of the EPOR Program extension fee, the date for achievement of the EPOR Program objective shall be extended to [***]. For avoidance of doubt, such date may only be extended once.

In the event that (A) Viking fails to achieve the Substantial Development Activity objective as and by the date specified above, with respect to the EPOR Program (as the same may be extended pursuant to this SCHEDULE 5), DGAT-1 Program, TR-Beta Program or FBPase Program pursuant to this SCHEDULE 5 (such EPOR Program, DGAT-1 Program, TR-Beta Program and FBPase Program shall be individually referred to as “Other Licensed Program” and collectively referred to as “Other Licensed Programs”) or (B) of a default by Viking of a diligence obligation under Section 3.4 with respect to an Other Licensed Program, the Parties shall meet to discuss and (i) determine in good faith whether Viking failed to perform its obligations with respect to a particular Other Licensed Program under the Agreement, including this SCHEDULE 5, and, if so, (ii) agree upon a mutually acceptable reasonable remediation plan for the Other Licensed Program (the “Other Licensed Program Remediation Plan”) within [***] following the specified date for such Other Licensed Program or following the default by Viking of a diligence obligation under Section 3.4 with respect to the Other Licensed Program, as applicable. If it is mutually determined that Viking failed to perform its obligations with respect to such Other Licensed Program under the Agreement, including this SCHEDULE 5, and if the Parties are unable to mutually agree upon an Other Licensed Program Remediation Plan, then the Executive Officers shall have a face-to-face meeting to attempt to solve the disagreement within the next [***]. In the event that the disagreement is still not resolved thereafter, then Ligand will propose, in good faith and after taking into consideration Viking’s position and comments, reasonable modifications to the Other Licensed Program Remediation Plan for such Other Licensed Program last proposed by Viking. If Viking does not accept such modified Other Licensed Program Remediation Plan, Ligand may terminate the particular Other Licensed Program with [***] prior written notice (which shall be deemed to be a termination solely with respect to such particular Other Licensed Program by the applicable Ligand Party pursuant to Section 10.3 for all purposes under this Agreement).

If the Parties do not agree on whether Viking failed to perform its obligations under the Agreement, including this SCHEDULE 5, with respect to the EPOR Program (as the same may be extended pursuant to this SCHEDULE 5), then the Executive Officers shall have a face-to-face meeting to attempt to solve the disagreement within the [***] or such longer period of time as may be agreed upon by the Parties. In the event that the disagreement with respect to the EPOR Program is still not resolved thereafter, either Party shall be entitled to commence expedited arbitration proceedings to decide and resolve this single issue in San Diego, California, pursuant to the then-current Rules of Arbitration of the International Chamber of Commerce and the Parties agree to be bound by the award of such tribunal. The arbitration shall consist of a single arbitrator mutually agreed by the Parties or, in the absence of such agreement, each Party shall select an arbitrator and those two arbitrators shall select a third arbitrator, who shall serve as the chair of the tribunal.

SCHEDULE 6

ISSUANCE OF VIKING SECURITIES

Licensed Program	Viking Securities to be Issued To:	Dollar Amount of Viking Securities to be Issued:	Number of Shares of Viking Securities
DGAT-1 Program	Metabasis	[***]	(1)
EPOR Program	Ligand	[***]	(1)
SARM Program	Ligand	[***]	(1)
TR-Beta Program	Metabasis	[***]	(1)
FBPase Program	Metabasis	[***]	(1)
TOTAL		$29,000,000

(1)	The aggregate number of shares of Viking Securities issued to Ligand and/or Metabasis (collectively) pursuant to Section 5.1(b) and this SCHEDULE 6 shall be as follows.

(a)    In the event the valuation of the Company as of immediately prior to the Financing Transaction, based on the actual shares of capital stock outstanding as of such time (the “Pre-Money Valuation”), is up to or equal to [***], the aggregate number of shares of Viking Securities issued to Ligand and Metabasis (collectively) pursuant to this Agreement shall be equal to:

[***]

(b)    In the event the Pre-Money Valuation is greater than [***], the aggregate number of shares of Viking Securities issued to any Ligand and Metabasis (collectively) pursuant to this Agreement shall be equal to:

[***]

** Includes the Exercise Fee

SCHEDULE 7

LICENSED PRODUCT MILESTONES AND ROYALTIES1

A.    Development and Commercial Milestones.
1.    FBPase Program: Viking shall pay Metabasis the following one-time, non-refundable milestone payments with respect to the first, second, third and fourth different Indication of a Licensed Product containing an FBPase Compound to achieve the following milestone events (without regard to whether the Licensed Product which addresses and achieves a milestone event with respect to a respective Indication also achieved the same (or any other) milestone event as to another one or more of the Indications) and whether achieved by Viking, its Affiliate or its Sublicensee.

Milestone event payable for each Indication up to the fourth Indication	Milestone Payment
[***]	[***]

For the avoidance of doubt, the total maximum milestone payments payable under this Section A.1 for all Licensed Products containing an FBPase Compound and all Indications are $240,000,000.
With respect to each milestone event, the milestone payments to be made under this Section A.1 shall be due and payable only once (or up to four times, as the case may be) as indicated, even if an Indication is discontinued after a milestone payment has been made.
2.    DGAT-1 Program: Viking shall pay Metabasis the following one-time, non-refundable milestone payments with respect to the first and second different Indication of a Licensed Product containing a DGAT-1 Compound to achieve the following milestone events (without regard to whether the Licensed Product which addresses and achieves a milestone event with respect to a respective Indication also achieved the same (or any other) milestone event as to another one or more of the Indications) whether achieved by Viking, its Affiliate or its Sublicensee.

Milestone event payable for each Indication up to the second Indication	Milestone Payment
[***]	[***]

For the avoidance of doubt, the total maximum milestone payments payable under this Section A.2 for all Licensed Products containing a DGAT-1 Compound are $156,000,000.
With respect to each milestone event, the milestone payments to be made under this Section A.2 shall be due and payable only once (or up to two times, as the case may be) as indicated, even if the Development of a particular Licensed Product is discontinued after a milestone payment has been made.
3.    EPOR Program: Viking shall pay Ligand the following one-time, non-refundable milestone payments with respect to the first, second and third different Indication of a Licensed Product containing an EPOR Compound to achieve the following milestone events (without regard to whether the Licensed Product which addresses and achieves a milestone event with respect to a respective Indication also achieved the same (or any other) milestone event as to another Indication) and whether achieved by Viking, its Affiliate or its Sublicensee.

Milestone event payable for each Indication up to the third Indication	Milestone Payment
[***]	[***]

For the avoidance of doubt, the total maximum milestone payments payable under this Section A.3 for all Licensed Products containing an EPOR Compound are $144,000,000.
With respect to each milestone event, the milestone payments to be made under this Section A.3 shall be due and payable only (or up to three times, as the case may be) as indicated, even if the Development of a particular Licensed Product is discontinued after a milestone payment has been made.
4.    SARM Program: Viking shall pay Ligand the following one-time, non-refundable milestone payments with respect to the first and the second different Indication of a Licensed Product containing a SARM Compound to achieve the following milestone events (without regard to whether the Licensed Product which addresses and achieves a milestone event with respect to a respective Indication also achieved the same (or any other) milestone event as to another Indication) and whether achieved by Viking, its Affiliate or its Sublicensee.

Milestone event payable for each Indication up to the second Indication	Milestone Payment
[***]	[***]

For the avoidance of doubt, the total maximum milestone payments payable under this Section A.4 for all Licensed Products containing a SARM Compound are $170,000,000.
With respect to each milestone event, the milestone payments to be made under this Section A.4 shall be due and payable only once (or up to two times, as the case may be) as indicated, even if an Indication is discontinued after a milestone payment has been made.
5.    TR-Beta Program: Viking shall pay Metabasis the following one-time, non-refundable milestone payments with respect to the first, the second and the third different Indication of a Licensed Product containing a TR-Beta Compound to achieve the following milestone events (without regard to whether the Licensed Product which addresses and achieves a milestone event with respect to a respective Indication also achieved the same (or any other) milestone event as to another one or more of the Indications) and whether achieved by Viking, its Affiliate or its Sublicensee.

Milestone event payable for each Indication up to the third Indication	Milestone Payment
[***]	[***]

For the avoidance of doubt, the total maximum milestone payments payable under this Section A.5 for all Licensed Products containing a TR-Beta Compound are $225,000,000.
With respect to each milestone event, the milestone payments to be made under this Section A.5 shall be due and payable only once (or up to three times, as the case may be) as indicated, even if an Indication is discontinued after a milestone payment has been made.
6.    Payment of Development, Commercial and Special Milestones. Viking shall promptly, but in no event later than [***] days following each achievement of a milestone event set forth in this Section A, notify Ligand in writing of the achievement of such milestone event and shall pay the relevant milestone payment within [***] days thereafter.

B.    Sublicense Milestone Payments. Viking shall pay Metabasis a one-time, non-refundable milestone payment of Two Million Five Hundred Thousand Dollars ($2,500,000) upon the occurrence of a First Commercial Sale of an FBPase Compound by a Sublicensee (which, for clarity, shall not include a Sublicense to a contract manufacturer in connection with Commercialization).

Viking shall promptly, but in no event later than [***] days following the achievement of the milestone event set forth in this Section B, notify Ligand in writing of the achievement of such milestone event and shall pay the milestone payment within [***] days thereafter.

C.    Sales Milestone Payments.

1.    DGAT-1. Viking shall pay Metabasis the following one-time, non-refundable milestone payments with respect to Licensed Products containing a DGAT-1 Compound as follows:

Milestone event payable	Milestone Payment
The end of the [***] during which cumulative Net Sales for all Licensed Products containing a DGAT-1 Compound reach or surpass [***]	[***]
The end of the [***] during which cumulative Net Sales for all Licensed Products containing a DGAT-1 Compound reach or surpass [***]	[***]
The end of the [***] during which cumulative Net Sales for all Licensed Products containing a DGAT-1 Compound reach or surpass [***]	[***]

2.    FBPase. Viking shall pay Metabasis the following one-time, non-refundable milestone payments with respect to Licensed Products containing a FBPase Compound as follows:

Milestone event payable	Milestone Payment
The end of the [***] during which cumulative Net Sales for all Licensed Products containing a FBPase Compound reach or surpass [***]	[***]
The end of the [***] during which cumulative Net Sales for all Licensed Products containing a FBPase Compound reach or surpass [***]	[***]
The end of the [***] during which cumulative Net Sales for all Licensed Products containing a FBPase Compound reach or surpass [***]	[***]

3.    EPOR. Viking shall pay Ligand the following one-time, non-refundable milestone payments with respect to Licensed Products containing an EPOR Compound as follows:

Milestone event payable	Milestone Payment
The end of the [***] during which cumulative Net Sales for all Licensed Products containing an EPOR Compound reach or surpass [***]	[***]
The end of the [***] during which cumulative Net Sales for all Licensed Products containing an EPOR Compound reach or surpass [***]	[***]
The end of the [***] during which cumulative Net Sales for all Licensed Products containing an EPOR Compound reach or surpass [***]	[***]

4.    SARM. Viking shall pay Ligand the following one-time, non-refundable milestone payments with respect to Licensed Products containing a SARM Compound as follows:

Milestone event payable	Milestone Payment
The end of the [***] during which cumulative Net Sales for all Licensed Products containing a SARM Compound reach or surpass [***]	[***]
The end of the [***] during which cumulative Net Sales for all Licensed Products containing a SARM Compound reach or surpass [***]	[***]
The end of the [***] during which cumulative Net Sales for all Licensed Products containing a SARM Compound reach or surpass [***]	[***]

5.    TR-Beta. Viking shall pay Metabasis the following one-time, non-refundable milestone payments with respect to Licensed Products containing a TR-Beta Compound as follows:

Milestone event payable	Milestone Payment
The end of the [***] during which cumulative Net Sales for all Licensed Products containing a TR-Beta Compound reach or surpass [***]	[***]
The end of the [***] during which cumulative Net Sales for all Licensed Products containing a TR-Beta Compound reach or surpass [***]	[***]
The end of the [***] during which cumulative Net Sales for all Licensed Products containing a TR-Beta Compound reach or surpass [***]	[***]

6.    Payment of Sales Milestones. Viking shall include in its report delivered each [***] under Section 5.5 of this Agreement a notation regarding the achievement of such milestone event and for which category or categories of Licensed Products it has been achieved. Viking shall pay the relevant milestone payment concurrently with the payment of royalties based on the applicable [***] report.

D.    Royalty Payments.

1.    DGAT-1. Viking shall, during the applicable Royalty Term, pay to Metabasis a royalty on aggregate annual worldwide Net Sales by Viking and its Affiliates and Sublicensees of all Licensed Products with one or more Valid Claims Covering any DGAT-1 Compound contained in such Licensed Products, at the percentage rates set forth below:

Annual worldwide Net Sales of Licensed Products Containing a DGAT-1 Compound per Calendar Year (U.S. Dollars)	Incremental Royalty Rate
For Net Sales of such a Licensed Product from [***] up to and including [***]	[***]%
For that portion of Net Sales of a Licensed Product that is greater than [***] and less than or equal to [***]	[***]%
For that portion of Net Sales of a Licensed Product that is greater than [***]	[***]%

By way of illustration, assume in a Calendar Year that aggregate worldwide annual Net Sales of all such Licensed Products total $950,000,000. The total royalties due and payable by Viking to Metabasis for such Net Sales would be [***], calculated as follows:
[***]
2.    FBPase. Viking shall, during the applicable Royalty Term, pay to Metabasis a royalty on aggregate annual worldwide Net Sales by Viking and its Affiliates and Sublicensees

of all Licensed Products with one or more Valid Claims Covering any FBPase Compound contained in such Licensed Products, at the percentage rates set forth below:

Annual worldwide Net Sales of Licensed Products Containing a FBPase Compound per Calendar Year (U.S. Dollars)	Incremental Royalty Rate
For Net Sales of such a Licensed Product from [***] up to and including [***]	[***]%
For that portion of Net Sales of a Licensed Product that is greater than [***] and less than or equal to [***]	[***]%
For that portion of Net Sales of a Licensed Product that is greater than [***]	[***]%

By way of illustration, assume in a Calendar Year that aggregate worldwide annual Net Sales of all such Licensed Products total $950,000,000. The total royalties due and payable by Viking to Metabasis for such Net Sales would be [***], calculated as follows:
[***]
3.    EPOR. Viking shall, during the applicable Royalty Term, pay to Ligand a royalty on aggregate annual worldwide Net Sales by Viking and its Affiliates and Sublicensees of all Licensed Products with one or more Valid Claims Covering any EPOR Compound contained in such Licensed Products, at the percentage rates set forth below:

Annual worldwide Net Sales of Licensed Products Containing an EPOR Compound per Calendar Year (U.S. Dollars)	Incremental Royalty Rate
For Net Sales of such a Licensed Product from [***] up to and including [***]	[***]%
For that portion of Net Sales of a Licensed Product that is greater than [***] and less than or equal to [***]	[***]%
For that portion of Net Sales of a Licensed Product that is greater than [***]	[***]%

By way of illustration, assume in a Calendar Year that aggregate worldwide annual Net Sales of all such Licensed Products total $950,000,000. The total royalties due and payable by Viking to Ligand for such Net Sales would be [***], calculated as follows:
[***]
4.    SARM. Viking shall, during the applicable Royalty Term, pay to Ligand a royalty on aggregate annual worldwide Net Sales by Viking and its Affiliates and Sublicensees of all Licensed Products with one or more Valid Claims Covering any SARM Compound contained in such Licensed Products, at the percentage rates set forth below:

Annual worldwide Net Sales of Licensed Products Containing a SARM Compound per Calendar Year (U.S. Dollars)	Incremental Royalty Rate
For Net Sales of such a Licensed Product from [***] up to and including [***]	[***]%
For that portion of Net Sales of a Licensed Product that is greater than [***] and less than or equal to [***]	[***]%
For that portion of Net Sales of a Licensed Product that is greater than [***]	[***]%

By way of illustration, assume in a Calendar Year that aggregate worldwide annual Net Sales of all such Licensed Products total $950,000,000. The total royalties due and payable by Viking to Ligand for such Net Sales would be [***], calculated as follows:
[***]
5.    TR-Beta. Viking shall, during the applicable Royalty Term, pay to Metabasis a royalty on aggregate annual worldwide Net Sales by Viking and its Affiliates and Sublicensees of all Licensed Products with one or more Valid Claims Covering any TR-Beta Compound contained in such Licensed Products, at the percentage rates set forth below:

Annual worldwide Net Sales of Licensed Products Containing a TR-Beta Compound per Calendar Year (U.S. Dollars)	Incremental Royalty Rate
For Net Sales of such a Licensed Product from [***]up to and including [***]	[***]%
For that portion of Net Sales of a Licensed Product that is greater than [***] and less than or equal to [***]	[***]%
For that portion of Net Sales of a Licensed Product that is greater than [***]	[***]%

By way of illustration, assume in a Calendar Year that aggregate worldwide annual Net Sales of all such Licensed Products total $950,000,000. The total royalties due and payable by Viking to Metabasis for such Net Sales would be [***], calculated as follows:
[***]
6.    Royalty Payable if no Valid Claim. Notwithstanding the foregoing, in each country where     there is no Valid Claim Covering the applicable Compound contained in the Licensed Products that     would be infringed by the sale of such Licensed Product in such country absent a license with respect     to Licensor Patents under this Agreement, then the applicable royalty rate set forth in this Section D above as applied to the sale of such Licensed Product in each such country shall be [***] as follows: (a) with respect to Licensed Products containing a SARM Compound or a TR-Beta Compound, by [***] (i.e., the applicable royalty rate shall be [***] the rates set forth in the tables above) and such [***] royalty shall be payable for the remaining Royalty Term for such

Licensed Products; and     (b) with respect to all other Licensed Products, by [***] (i.e., the applicable royalty rate shall be [***] the rates set forth in the tables above) and such [***] royalty shall be payable for the remaining Royalty Term for all other Licensed Products.

7.    Required Third Party License. If Viking, after arm’s-length negotiation, obtains a license from a Third Party to an issued and unexpired Patent the claims of which would be infringed by Viking making, using, selling, offering for sale or importing a Licensed Product, Viking may offset [***] of the applicable Licensed Product in the applicable country; provided that in no event shall the royalty rates payable to Licensor with respect to the applicable Licensed Product in the applicable country be reduced by more than [***].

SCHEDULE 8

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SCHEDULE 1.49

LOAN AND SECURITY AGREEMENT